Exhibit 10.14

Execution Version

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT is dated as of September 20, 2016 and entered into by and among CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, not in its individual capacity but solely in its capacity as administrative agent under the ABL Credit Agreement and collateral agent under the ABL Security Documents (in such separate capacities and including its successors and assigns from time to time in such capacities, the “Initial ABL Agent”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity but solely in its capacity as Trustee (in such capacity and including its successors and assigns from time to time, the “Trustee”) and collateral agent under the Indenture (in such capacity and including its successors and assigns in such capacity from time to time, the “Notes Agent”) and the Additional First Lien Agent signatory hereto on the date hereof (the “Initial Additional First Lien Agent”) and each other Additional First Lien Agent from time to time party hereto for the holders of the Additional First Lien Obligations with respect to which it is acting in such capacity, and is acknowledged by Claire’s Stores, Inc., a Florida corporation (the “Company”), Claire’s Inc., a Delaware corporation (“Holdings”), and the subsidiaries of the Company listed on the signature pages hereof (together with any subsidiary that becomes a party hereto after the date hereof, each a “Company Subsidiary”, and, collectively, the “Company Subsidiaries”). Capitalized terms used in this Agreement have the meanings assigned to them in Article 1.

RECITALS

A. The Company, Holdings, the ABL Lenders, and the Initial ABL Agent (in its capacity as administrative agent) have entered into that certain ABL Credit Agreement, dated as of August 12, 2016 and effective as of September 20, 2016 (as amended, restated, supplemented, modified, replaced, or Refinanced from time to time, the “Initial ABL Credit Agreement”);

B. The Company has issued (i) 9.00% senior secured first lien notes due 2019 in an aggregate principal amount of $1,125 million (the “9.00% Notes”) under that certain Senior Secured First Lien Notes Indenture, dated as of February 28, 2012, among the Company, each Company Subsidiary, the Trustee and Notes Agent (as amended, restated, supplemented, modified, replaced, or Refinanced from time to time, the “2012 Indenture”) and (ii) 6.125% senior secured first lien notes due 2020 in a principal amount of $210,000,000 (collectively with the 9.00% Notes, the “Initial Notes”) under that certain Senior Secured First Lien Notes Indenture, dated as of March 15, 2013 among the Company, each Company Subsidiary, the Trustee and Notes Agent (as amended, restated, supplemented, modified, replaced, or Refinanced from time to time, the “2013 Indenture”, and the together with the 2012 Indenture, the “Indenture”);

C. The Company on the date hereof will incur the Initial Additional First Lien Obligations and may from time to time following the date hereof issue or incur other Additional First Lien Obligations to the extent permitted by the ABL Credit Agreement, the Indenture and any Additional First Lien Agreements; and

D. In order to induce the ABL Agent and the ABL Lenders to consent to the incurrence of the Notes Obligations, the Initial Additional First Lien Obligations and any other Additional First Lien Obligations by the Grantors and the Liens securing such Notes Obligations, the Initial Additional First Lien Obligations and such Additional First Lien Obligations and in order to induce the Notes Agent, the Noteholders, the Initial Additional First Lien Agent and its Additional First Lien Claimholders to consent to the Grantors incurring the ABL Obligations and granting the Liens to the ABL Agent, the ABL Agent, on behalf of the ABL Lenders, the Notes Agent, on behalf of the Noteholders, and the Initial Additional First Lien Agent, on behalf of the its Additional First Lien Claimholders, have agreed to the relative priority of their respective Liens on the Collateral and certain other rights, priorities and interests as set forth in this Agreement.

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

ARTICLE I

DEFINITIONS.

Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“2012 Indenture” has the meaning assigned to that term in the Recitals.

“2013 Indenture” has the meaning assigned to that term in the Recitals.

“9.00% Notes” has the meaning assigned to that term in the Recitals.

“ABL Agent” means the Initial ABL Agent and any successor or other agent under any ABL Credit Agreement.

“ABL Claimholders” means, at any relevant time, the holders of ABL Obligations at that time, including, without limitation, the ABL Lenders and the ABL Agent under the ABL Credit Agreement.

“ABL Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any ABL Obligations.

“ABL Credit Agreement” means, collectively, (a) the Initial ABL Credit Agreement and (b) any other credit agreement or credit agreements, one or more debt facilities, and/or commercial paper facilities, in each case, with banks or other lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from (or sell such receivables to) such lenders), letters of credit, bankers’ acceptances, or other borrowings, that have been entered into or established to increase, replace (whether upon or after termination or otherwise), refinance or refund in whole or in part from time to time the Initial ABL Credit Agreement or any other agreement or instrument referred to in this clause or any Obligations outstanding thereunder, whether or not such increase, replacement, refinancing or refunding occurs (i) with the original parties thereto, (ii) on one or more separate occasions or (iii) simultaneously or not with the termination or repayment of the Initial ABL Credit Agreement or any other agreement or instrument referred to in this clause, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Credit Agreement, or such agreement or instrument is not a Permitted Refinancing Agreement. Any reference to the ABL Credit Agreement hereunder shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Default” means an “Event of Default” (as defined in the ABL Credit Agreement).

“ABL DIP Financing” has the meaning set forth in Section 6.01(a).

“ABL Lenders” means the “Lenders” under and as defined in the ABL Credit Agreement or any other Person which extends credit under the ABL Credit Agreement.

“ABL Loan Documents” means the ABL Credit Agreement and the other “Loan Documents” (as defined in the ABL Credit Agreement), and each of the other agreements, documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time in connection with the ABL Credit Agreement, including any intercreditor or joinder agreement among holders of ABL Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“ABL Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any ABL Obligations or under which rights or remedies with respect to any such Liens are governed.

“ABL Obligations” means all Obligations outstanding under the ABL Credit Agreement and the other ABL Loan Documents. “ABL Obligations” shall include all interest, fees and expenses accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant ABL Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“ABL Priority Collateral” means all now-owned or hereafter acquired ABL Collateral that constitutes:

(a) all Accounts, other than Accounts which constitute identifiable Proceeds which arise from the sale, license, assignment or other disposition of Notes Priority Collateral;

(b) all Chattel Paper, other than Chattel Paper which constitutes identifiable Proceeds of Notes Priority Collateral;

(c) all (x) Deposit Accounts (other than the Notes Collateral Account and Notes Trust Monies) and money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein (other than the Notes Collateral Account and Notes Trust Monies), and (y) Securities Accounts and Security Entitlements and securities credited thereto (other than the Notes Collateral Account and Notes Trust Monies), and, in each case, all cash, checks and other property held therein or credited thereto, other than in each case identifiable Proceeds of Notes Priority Collateral;

(d) all Inventory;

(e) to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (a) through (d) of this definition, all Documents, General Intangibles (other than Equity Interests of Subsidiaries and Intellectual Property), Instruments (including promissory notes) and Commercial Tort Claims; provided that in no event shall any real estate, Equipment, Intellectual Property or Equity Interests of Subsidiaries constitute ABL Priority Collateral;

(f) to the extent relating to any of the items referred to in the preceding clauses (a) through (e) above, all Supporting Obligations and Letter of Credit Rights;

(g) all books and records relating to the items referred to in the preceding clauses (a) through (f) above (including all books, databases, customer lists, and records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (a) through (f)); and

(h) subject to Section 3.05, all Proceeds of any of the foregoing, including collateral security and guarantees with respect to any of the foregoing and all cash, Money, insurance proceeds, Instruments, Securities, Financial Assets and Deposit Accounts constituting Proceeds of the foregoing.

“ABL Security Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed.

“ABL Standstill Period” has the meaning set forth in Section 3.02(a)(i).

“Access Period” means for each parcel of Mortgaged Premises, the period, after the commencement of an Enforcement Period by the ABL Agent, which begins on the earlier of (a) the day on which the ABL Agent provides the Notes Agent and each Additional First Lien Agent with the written notice of its election to request access pursuant to Section 3.03(b) and (b) the fifth Business Day after the Applicable First Lien Agent provides the ABL Agent with notice that the Applicable First Lien Agent (or its agent) has obtained possession or control of such parcel and ends on the earliest of (i) the 270th day after the date (the “Initial Access Date”) on which the ABL Agent, or its designee, initially obtains the ability to take physical possession of, remove, or otherwise control physical access to, or actually uses, the ABL Priority Collateral located on such Mortgaged Premises plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to ABL Priority Collateral located on such Mortgaged Premises, and (ii) the termination of such Enforcement Period.

“Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, securities account control agreement, or any similar deposit or securities account agreements among the Notes Agent, any Additional First Lien Agent and/or the ABL Agent, one or more Grantors and the relevant financial institution depository or securities intermediary.

“Accounts” means all now present and future “accounts” (as defined in Article 9 of the UCC).

“Additional First Lien Agent” means the Person appointed to act as trustee, agent or representative for the holders of Additional First Lien Obligations pursuant to any Additional First Lien Agreement, which shall include the Initial Additional First Lien Agent.

“Additional First Lien Agreement” means the indenture, credit agreement or other agreement under which any Additional First Lien Obligations are incurred or any commitment to extend credit which would constitute Additional First Lien Obligations, which shall include the Initial Additional First Lien Agreement.

“Additional First Lien Claimholders” means, at any relevant time, the holders of Additional First Lien Obligations at that time.

“Additional First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Additional First Lien Obligations.

“Additional First Lien Default” means an “Event of Default” as defined in any Additional First Lien Agreement.

“Additional First Lien Documents” means each Additional First Lien Agreement, and each of the other agreements, documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time in connection with such Additional First Lien Agreement, including any intercreditor or joinder agreement among holders of Additional First Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Additional First Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Additional First Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

“Additional First Lien Obligations” means (I) the Initial Additional First Lien Obligations and (II) the Indebtedness of the Grantors issued following the date of this Agreement to the extent (a) such Indebtedness is permitted by the terms of the ABL Credit Agreement, the

Indenture and the Initial Additional First Lien Agreement to be secured by Liens on the Collateral ranking pari passu with the Liens securing the Note Obligations, (b) the Grantors have granted Liens on the Collateral to secure the obligations in respect of such Indebtedness, and (c) the Additional First Lien Agent, for the holders of such Indebtedness, has agreed to be bound by the terms of this Agreement applicable to them pursuant to a Joinder. “Additional First Lien Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Additional First Lien Agreement, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Additional First Lien Security Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Additional First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.

“Agents” means the ABL Agent and the First Lien Agents.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

“Applicable First Lien Agent” means at any time with respect to any Collateral, the First Lien Agent of the Series of First Lien Obligations that constitutes the then largest outstanding principal amount of any outstanding Series of First Lien Obligations with respect to such Collateral.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day that is a “Business Day” under each of the Indenture, the ABL Credit Agreement and each Additional First Lien Agreement.

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and all rights, warrants or options exchangeable for or convertible into any of the items described in clauses (a) through (e) above; provided that with respect to the foregoing, Capital Stock shall exclude any debt securities convertible into Capital Stock, whether or not such debt securities include any right of vote or participation with Capital Stock.

“Chattel Paper” means all present and future “chattel paper” (as defined in Article 9 of the UCC).

“Claimholder” means any Note Claimholder, ABL Claimholder or Additional First Lien Claimholder, as applicable.

“Collateral” means any and all of the assets and property of any Grantor, whether real, personal or mixed, which constitute ABL Collateral or First Lien Collateral.

“Commercial Tort Claims” means all present and future “commercial tort claims” (as defined in Article 9 of the UCC).

“Company” has the meaning assigned to that term in the Preamble to this Agreement.

“Company Subsidiary” has the meaning assigned to that term in the Preamble to this Agreement.

“Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are consistent with the provisions of this Agreement.

“Deposit Accounts” means all present and future “deposit accounts” (as defined in Article 9 of the UCC).

“Discharge of ABL Obligations” means:

(a) payment in full in cash of all ABL Obligations (other than contingent obligations or contingent indemnification obligations except as provided in clause (d) below);

(b) termination or expiration of all commitments, if any, to extend credit under the ABL Loan Documents;

(c) termination, cash collateralization (in an amount and manner reasonably satisfactory to the ABL Agent) or backstop of all letters of credit issued under the ABL Credit Agreement in compliance with the terms of the ABL Credit Agreement; and

(d) the provision of credit support (which may include cash collateralization or support by a letter of credit) for any costs, expenses and contingent indemnification obligations consisting of ABL Obligations not yet due and payable but with respect to which a claim has been threatened or asserted under any ABL Loan Documents (in an amount and manner and, if other than pursuant to cash collateralization, of a kind reasonably satisfactory to the ABL Agent).

“Discharge of First Lien Obligations” means

(a) payment in full in cash of all First Lien Obligations (other than contingent obligations or contingent indemnification obligations), satisfaction and discharge of the Indenture and any Additional First Lien Agreement or legal or covenant defeasance of the Indenture and any Additional First Lien Agreement (other than obligations that expressly survive such satisfaction and discharge or legal or covenant defeasance);

(b) termination or expiration of all commitments, if any, to extend credit under the First Lien Documents;

(c) termination, cash collateralization (in an amount and manner reasonably satisfactory to the applicable First Lien Agent) or backstop of all letters of credit issued under the First Lien Documents in compliance with the terms of the First Lien Documents;

(d) the provision of credit support (which may include cash collateralization or support by a letter of credit) for any costs, expenses and contingent indemnification obligations consisting of First Lien Obligations not yet due and payable but with respect to which a claim has been threatened or asserted under any First Lien Documents (in an amount and manner and, if other than pursuant to cash collateralization, of a kind reasonably satisfactory to the applicable First Lien Agent).

“Disposition” means any sale, lease, exchange, transfer or other disposition of any Collateral.

“Documents” means all present and future “documents” (as defined in Article 9 of the UCC).

“Enforcement” means, collectively or individually for one or both of the ABL Agent and the Applicable First Lien Agent, when an ABL Default or First Lien Default, as applicable, has occurred and is continuing, to enforce or attempt to enforce any right or power to repossess, replevy, attach, garnish, levy upon, collect the Proceeds of, foreclose or realize in any manner whatsoever its Lien upon, sell, liquidate or otherwise dispose of, or otherwise restrict or interfere with the use of, or exercise any remedies with respect to, or conduct any Going Out of Business Sale with respect to, any material amount of Collateral, whether by judicial enforcement of any of the rights and remedies under the ABL Loan Documents, the First Lien Documents and/or under any applicable law, by self-help repossession, by non-judicial foreclosure sale, lease, or other disposition, by set-off, by notification to account obligors of any Grantor, by any sale, lease, or other disposition implemented by any Grantor following an ABL Default or a First Lien Default, as applicable, in connection with which the ABL Agent or the Applicable First Lien Agent, as applicable, has agreed to release its Liens on the subject property, or otherwise, but in all cases excluding (i) the establishment of borrowing base reserves, collateral ineligibles, or other conditions for advances, (ii) the changing of advance rates or advance sublimits, (iii) the imposition of a default rate or late fee, (iv) the collection and application of Accounts or other monies deposited from time to time in Deposit Accounts or Securities Accounts, in each case, to the extent constituting ABL Priority Collateral, against the ABL Obligations pursuant to the provisions of the ABL Loan Documents (including, without limitation, the notification of account debtors, depositary institutions or any other Person to deliver proceeds of Collateral to the ABL Agent or any “cash dominion event” or mandatory prepayment event under the ABL Loan Documents), (v) the cessation of lending pursuant to the provisions of the ABL Loan Documents, including upon the occurrence of a default on the existence of an over-advance, (vi) the filing of a proof of claim in any Insolvency or Liquidation Proceeding, (vii) the consent by the ABL Agent to disposition by any Grantor of any of the ABL Priority Collateral, and (viii) the acceleration of the Notes Obligations, any Additional First Lien Obligations or the ABL Obligations.

“Enforcement Notice” means a written notice delivered, at a time when an ABL Default or First Lien Default has occurred and is continuing, by either the ABL Agent or the Applicable First Lien Agent to the other Agents announcing that an Enforcement Period has commenced, specifying the relevant ABL Default or First Lien Default, stating the current balance of the ABL Obligations, the Note Obligations or any Additional First Lien Obligations, as applicable, owing to the party giving such notice, and requesting the current balance of the ABL Obligations, Note Obligations or Additional First Lien Obligations, as applicable, owing to the noticed party.

“Enforcement Period” means the period of time following the receipt by either the ABL Agent or the Applicable First Lien Agent of an Enforcement Notice from the other until the earliest of (a) in the case of an Enforcement Period commenced by the Applicable First Lien Agent, the Discharge of First Lien Obligations, (b) in the case of an Enforcement Period commenced by the ABL Agent, the Discharge of ABL Obligations, (c) the ABL Agent or the Applicable First Lien Agent (whichever initiated such Enforcement Period) agreeing in writing to terminate the Enforcement Period, or (d) the date on which the ABL Default or the First Lien Default that was the subject of the Enforcement Notice relating to such Enforcement Period has been cured to the satisfaction of the ABL Agent or the First Lien Agent, as applicable, or waived in writing.

“Equipment” means, as to each Grantor, all of such Grantor’s now owned and hereafter acquired equipment, as defined in Article 9 of the UCC.

“Financial Assets” means all present and future “financial assets” (as defined in Article 9 of the UCC).

“First Lien Agent” means (a) in the case of the Note Obligations, the Notes Agent, and (b) in the case of any Series of Additional First Lien Obligations or Additional First Lien Claimholders that become subject to this Agreement on or after the date hereof, the Additional First Lien Agent signatory hereto or named for such Series in the applicable Joinder.

“First Lien Claimholders” means the Note Claimholders and the Additional First Lien Claimholders with respect to each Series of Additional First Lien Obligations.

“First Lien Collateral” means, collectively, the Note Collateral and any Additional First Lien Collateral.

“First Lien Controlling Claimholders” means the Series of First Lien Claimholders whose First Lien Agent is the Applicable First Lien Agent.

“First Lien Default” means a Note Default or any Additional First Lien Default.

“First Lien DIP Financing” has the meaning set forth in Section 6.01(b).

“First Lien Documents” means, collectively, the Note Documents and any Additional First Lien Documents, and the First Lien Intercreditor Agreement.

“First Lien Intercreditor Agreement” means the First Lien Intercreditor Agreement, dated as of March 2, 2012, among Credit Suisse AG, Cayman Islands Branch, as Bank Collateral Agent (as defined therein), The Bank of New York Mellon Trust Company, N.A., as Indenture Agent (as defined therein), each grantor party thereto from time to time, and each additional agent from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“First Lien Obligations” means, collectively, the Note Obligations and any Additional First Lien Obligations.

“First Lien Security Documents” means, collectively, the Note Security Documents and any Additional First Lien Security Documents.

“General Intangibles” means all present and future “general intangibles” (as defined in Article 9 of the UCC).

“Going Out of Business Sale” means, following the occurrence and during the continuance of any ABL Default, any sale or liquidation of the ABL Priority Collateral consented to by the ABL Agent for purposes of permitting the Grantors to obtain funds to permanently repay the ABL Obligations in whole or in part.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means the Company, each Company Subsidiary, Holdings and each other Person that has or may from time to time hereafter execute and deliver an ABL Security Document, a Note Security Document or any Additional First Lien Security Document as a grantor of a security interest (or the equivalent thereof).

“Holdings” has the meaning assigned to that term in the Preamble to this Agreement.

“Indebtedness” means and includes all Obligations that constitute “Debt,” “Indebtedness,” “Obligations,” “Liabilities” or any similar term within the meaning of the ABL Loan Documents, the Note Documents or any Additional First Lien Document, as applicable.

“Indenture” has the meaning assigned to that term in the Recitals to this Agreement.

“Initial ABL Credit Agreement” has the meaning assigned to that term in the Recitals.

“Initial Access Date” has the meaning assigned to that term in the definition of the term “Access Period.”

“Initial Additional First Lien Agreement” means the Second Amended and Restated Credit Agreement, dated as of August 12, 2016 and effective as of September 20, 2016, among the Company, Holdings, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

“Initial Additional First Lien Obligations” means the Obligations owing under the Initial Additional First Lien Agreement and shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the Initial Additional First Lien Agreement, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Initial Notes” has the meaning assigned to that term in the Recitals.

“Initial Use Date” has the meaning assigned to that term in the definition of the term “Use Period.”

“Insolvency or Liquidation Proceeding” means:

(e) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(f) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets, in each case, except as permitted under the ABL Credit Agreement, the Indenture and any Additional First Lien Agreement;

(g) any composition of liabilities or similar arrangement relating to any Grantor, whether or not under a court’s jurisdiction or supervision;

(h) any liquidation, dissolution, reorganization or winding up of any Grantor, whether voluntary or involuntary, whether or not under a court’s jurisdiction or supervision, and whether or not involving insolvency or bankruptcy; or

(i) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Instruments” means all present and future “instruments” (as defined in Article 9 of the UCC).

“Intellectual Property” means, all of the following in any jurisdiction throughout the world: (a) patents, patent applications and inventions, including all renewals, extensions, combinations, divisions, or reissues thereof (“Patents”); (b) trademarks, service marks, trade names, trade dress, logos, internet domain names and other business identifiers, together with the goodwill symbolized by any of the foregoing, and all applications, registrations, renewals and extensions thereof (“Trademarks”); (c) copyrights and all works of authorship including all registrations, applications, renewals, extensions and reversions thereof (“Copyrights”); (d) all computer software, source code, executable code, data, databases and documentation thereof; (e) all trade secret rights in information, including trade secret rights in any formula, pattern, compilation, program, device, method, technique, or process, that (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use, and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; (f) all other intellectual property or proprietary rights in any discoveries, concepts, ideas, research and development, know-how, formulae, patterns, inventions, compilations, compositions, manufacturing and production processes and techniques, program, device, method, technique, technical data, procedures, designs, recordings, graphs, drawings, reports, analyses, specifications, databases, and other proprietary or confidential information, including customer lists, supplier lists, pricing and cost information, business and marketing plans and proposals and advertising and promotional materials; and (g) all rights to sue at law or in equity for any infringement or other impairment or violation thereof and all products and proceeds of the foregoing.

“Inventory” means as to each Grantor, all of such Grantor’s now owned and hereafter existing or acquired “inventory”, as defined in Article 9 of the UCC.

“Investment Property” means all present and future “investment property” (as defined in Article 9 of the UCC), including, without limitation, all Capital Stock held by each of the Company and the Company Subsidiaries.

“Joinder” means the document required to be delivered by an Additional First Lien Agent (other than the Initial Additional First Lien Agent) to the ABL Agent and each First Lien Agent pursuant Section 8.03(b).

“Letter of Credit Rights” means all present and future “letter of credit rights” (as defined in Article 9 of the UCC).

“Lien” means any mortgage, pledge, hypothec, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any other security agreement (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Money” means all present and future “money” (as defined in Article 9 of the UCC).

“Mortgaged Premises” means any real property which shall now or hereafter be subject to a Note Mortgage, any Additional First Lien Mortgage and/or an ABL Mortgage.

“Non-Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are inconsistent with the provisions of this Agreement, including any plan of reorganization that purports to re-order (whether by subordination, invalidation, or otherwise) or otherwise disregard, in whole or part, the provisions of Article II (including the Lien priorities of Section 2.01), the provisions of Article IV, or the provisions of Article VI, unless such Plan of Reorganization has been accepted by the voluntary required vote of each class of ABL Claimholders and First Lien Claimholders.

“Note Claimholders” means, at any relevant time, the holders of Note Obligations at that time, including the Noteholders and the Notes Agent.

“Note Collateral” means any and all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Note Obligations.

“Note Default” means an “Event of Default” as defined in the Indenture.

“Note Documents” means the Indenture, the Notes, the Note Security Documents and each of the other agreements, documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time in connection with any Note Obligations, including any intercreditor or joinder agreement among holders of Note Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Noteholders” means the “Holders” as defined in the Indenture.

“Note Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Note Obligations or under which rights or remedies with respect to any such Liens are governed.

“Note Obligations” means all Obligations outstanding under the Notes and the other Note Documents. “Note Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Note Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Note Security Agreement” means the Collateral Agreement, dated as of March 15, 2013, by and among the Company, the Company Subsidiaries, the Trustee and the Notes Agent, as the same may be amended, modified, restated, supplemented or replaced from time to time in accordance with its terms.

“Note Security Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Note Obligations or under which rights or remedies with respect to such Liens are governed, including the Note Security Agreement.

“Note Standstill Period” has the meaning set forth in Section 3.01(a)(i).

“Notes” means, collectively, (a) the Initial Notes or (b) any Additional Notes (as defined in the Indenture). Any reference to the Notes hereunder shall be deemed a reference to any Notes then in existence.

“Notes Agent” has the meaning assigned to that term in the Preamble of this Agreement.

“Notes Collateral Account” means any deposit account or securities account required to be established pursuant to the First Lien Documents for purposes of holding Notes Priority Collateral pending application as required under the First Lien Documents (it being understood that ABL Priority Collateral deposited in the Notes Collateral Account shall continue to be ABL Priority Collateral).

“Notes Priority Collateral” means all Collateral other than ABL Priority Collateral, including all real estate, Equipment, Intellectual Property and Equity Interests of Subsidiaries.

“Notes Trust Monies” means Notes Priority Collateral required pursuant to the First Lien Documents to be deposited into the Notes Collateral Account.

“Obligations” means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts from time to time owing by any Grantor to any agent or trustee (including any Agent), the ABL Claimholders, the First Lien Claimholders or any of them or their respective Affiliates, arising from or in connection with the ABL Loan Documents or the First Lien Documents, whether for principal, interest or payments for early termination, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees and any other sums chargeable to the Grantors, including, without limitation, the “Obligations”, as defined in the ABL Credit Agreement, and the “Obligations”, as defined in the Indenture, under the Notes, the Initial Additional First Lien Agreement and any other Additional First Lien Agreement.

“Permitted Refinancing” means any Refinancing the governing documentation of which constitutes Permitted Refinancing Agreements.

“Permitted Refinancing Agreements” means, with respect to any of the ABL Credit Agreement, the Notes or any Additional First Lien Agreement, as applicable, any credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to increase, replace (whether upon or after termination or otherwise), refinance or refund in whole or in part the Obligations outstanding under the ABL Credit Agreement, the Notes or any Additional First Lien Agreement, whether or not such increase, replacement, refinancing or refunding occurs (i) with the original parties thereto, (ii) on one or more separate occasions or (iii) simultaneously or not with the termination or repayment of the ABL Credit Agreement, the Notes or any Additional First Lien Agreement or any other agreement or instrument referred to in this clause, unless such agreement or instrument expressly provides that it is not intended to be and is not a Permitted Refinancing Agreement, as such financing documentation may be amended, restated, supplemented or otherwise modified from time to time and that would not be prohibited by Section 5.03(c) or Section 5.03(d), as applicable.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” has the meaning set forth in Section 5.04(a).

“Proceeds” means all “proceeds” (as defined in Article 9 of the UCC), including any payment or property received on account of any claim secured by Collateral in any Insolvency or Liquidation Proceeding.

“Records” means all present and future “records” (as defined in Article 9 of the UCC).

“Recovery” has the meaning set forth in Section 6.04.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness, in any case in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Responsible Officer” shall mean, with respect to any Perosn, any executive officer or senior financial officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Secured Parties” means the ABL Claimholders, the Note Claimholders and the Additional First Lien Claimholders.

“Securities” (as defined in Article 9 of the UCC).

“Security Entitlements” means all present and future “security entitlements” (as defined in Article 9 of the UCC).

“Securities Accounts” means all present and future “securities accounts” (as defined in Article 8 of the UCC), including all monies, “uncertificated securities,” and “securities entitlements” (as defined in Article 8 of the UCC) contained therein.

“Series” means (a) with respect to the First Lien Claimholders, each of the Notes Claimholders (in their capacity as such) and the Additional First Lien Claimholders that become subject to this Agreement that are represented by a common Additional First Lien Agent (in its capacity as such for the Additional First Lien Claimholders), and (b) with respect to any Obligations, the Note Obligations and the Additional First Lien Obligations which pursuant to any Joinder, are to be represented by a common Additional First Lien Agent (in its capacity as such for the Additional First Lien Claimholders).

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“Supporting Obligations” means all present and future “supporting obligations” (as defined in Article 9 of the UCC).

“UCC” means the Uniform Commercial Code (or any similar equivalent legislation) as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Agents’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other that the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Use Period” means, with respect to the Notes Priority Collateral, the period, after the commencement of an Enforcement Period by the ABL Agent, which begins on the earlier of (a) the day on which the ABL Agent provides each First Lien Agent with an Enforcement Notice and (b) the fifth Business Day after the Applicable First Lien Agent provides the ABL Agent with notice that the Applicable First Lien Agent (or its agent) has obtained possession or control of such Collateral and ends on the earliest of (i) the 270th day after the date (the “Initial Use Date”) on which the ABL Agent, or its designee, initially obtains the ability to take physical possession of, remove, or otherwise control physical access to, or actually uses, such Notes Priority Collateral plus such number of days, if any, after the Initial Use Date that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to such Notes Priority Collateral and (ii) the termination of such Enforcement Period.

Section 1.02 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

(b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections or Articles shall be construed to refer to Sections or Articles of this Agreement;

(e) all uncapitalized terms have the meanings, if any, given to them in the UCC, as now or hereafter enacted in the State of New York (unless otherwise specifically defined herein);

(f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights;

(g) any reference herein to a Person in a particular capacity or capacities excludes such Person in any other capacity or individually;

(h) any reference herein to any law shall be construed to refer to such law as amended, modified, codified, replaced, or re-enacted, in whole or in part, and in effect on the pertinent date;

(i) in the compilation of periods of time hereunder from a specified date to a later specified date; and

(j) and the word “from” means “from and including” and the words “to” and “until” each means “to, but not through or including.”

ARTICLE II

LIEN PRIORITIES.

Section 2.01 Relative Priorities. Irrespective of the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First Lien Obligations granted on the Collateral or of any Liens securing the ABL Obligations granted on the Collateral (including, in each case, irrespective of whether any such Lien is granted (or secures Obligations relating to the period) before or after the commencement of any Insolvency or Liquidation Proceeding) and notwithstanding any provision of any UCC, or any other applicable law, or the ABL Loan Documents or the First Lien Documents, the ABL Agent, on behalf of the ABL Claimholders, the Notes Agent, on behalf of the Note Claimholders, and each Additional First Lien Agent, on behalf of the Series of Additional First Lien Claimholders it represents, hereby agree that:

(a) any Lien of the ABL Agent on the ABL Priority Collateral securing the ABL Obligations, whether such Lien is now or hereafter held by or on behalf of the ABL Agent or any other ABL Claimholder or any other agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the ABL Priority Collateral securing any First Lien Obligations; and

(b) any Lien of the First Lien Agents on the Notes Priority Collateral securing the First Lien Obligations, whether such Lien is now or hereafter held by or on behalf of the First Lien Agents, any other First Lien Claimholder or any other agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects to all Liens on the Notes Priority Collateral securing any ABL Obligations.

Section 2.02 Prohibition on Contesting Liens. Each of the Notes Agent, on behalf of each Note Claimholder, the ABL Agent, on behalf of each ABL Claimholder, and each Additional First Lien Agent, on behalf of each Person that is a related Additional First Lien Claimholder, consents to the granting of Liens in favor of the other to secure the ABL Obligations and the First Lien Obligations, as applicable, and agrees that no Claimholder will be entitled to, and it will not (and shall be deemed to have irrevocably, absolutely, and unconditionally waived any right to), contest (directly or indirectly) or support (directly or indirectly) any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding): (a) the attachment, perfection, priority, validity or enforceability of any Lien in the Collateral held by or on behalf of any of the ABL Claimholders to secure the payment of the ABL Obligations or any of the First Lien Claimholders to secure the payment of the First Lien Obligations, (b) the priority, validity or enforceability of the ABL Obligations or the First Lien Obligations, including the allowability or priority of the First Lien Obligations or the ABL Obligations, as applicable, in any Insolvency or Liquidation Proceeding, or (c) the validity or enforceability of the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the ABL Agent, on behalf of the ABL Claimholders, the Notes Agent, on behalf of the Note Claimholders, or any Additional First Lien Agent, on behalf of any Additional First Lien Claimholders, to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.01, 3.01, 3.02 and 6.01.

Section 2.03 No New Liens. So long as neither the Discharge of ABL Obligations nor the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against one or more of the Company or any other Grantor, the parties hereto agree, subject to Article VI, that the Company shall not, and shall not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the ABL Obligations; or

(b) grant or permit any additional Liens on any asset or property to secure any ABL Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations.

To the extent any additional Liens are granted on any asset or property (except as contemplated by Section 2.04) pursuant to this Section 2.03, the priority of such additional Liens shall be determined in accordance with Section 2.01. In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights or remedies available hereunder, the ABL Agent, on behalf of the ABL Claimholders, the Notes Agent, on behalf of Note Claimholders, and each Additional First Lien Agent, on behalf of each of its Additional First Lien Claimholders, agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.03 shall be subject to Section 4.02.

Section 2.04 Similar Liens and Agreements. The parties hereto agree that it is their intention that the ABL Collateral, the Note Collateral and any Additional First Lien Collateral be identical except as provided in Article VI and as otherwise provided herein. In furtherance of the foregoing and of Section 8.08, the parties hereto agree, subject to the other provisions of this Agreement, upon request by the ABL Agent, the Notes Agent or any Additional First Lien Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the ABL Collateral, the Note Collateral and any Additional First Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the ABL Loan Documents and the First Lien Documents.

ARTICLE III

EXERCISE OF REMEDIES; ENFORCEMENT.

Section 3.01 Restrictions on the Notes Agent and the Note Claimholders.

(a) Until the Discharge of ABL Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the First Lien Agents and the other First Lien Claimholders:

(i) will not exercise or seek to exercise (but instead shall be deemed to have hereby irrevocably, absolutely and unconditionally waived for the duration of the Note

Standstill Period), any rights, powers, or remedies with respect to any ABL Priority Collateral (including (A) any right of set-off or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Lien Agents or any First Lien Claimholder is a party, (B) any right to undertake self-help re-possession or non-judicial disposition of any ABL Priority Collateral (including any partial or complete strict foreclosure), and/or (C) any right to institute, prosecute, or otherwise maintain any action or proceeding with respect to such rights, powers or remedies (including any action of foreclosure)); provided, however, that the Applicable First Lien Agent may exercise any or all of such rights, powers, or remedies after a period of at least 270 days has elapsed since the later of: (i) the date on which a First Lien Agent declared the existence of a First Lien Default, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all First Lien Obligations of such First Lien Agent, and demanded payment thereof and (ii) the date on which the ABL Agent received the Enforcement Notice from the Applicable First Lien Agent; provided, further, however, that neither the First Lien Agents nor any other First Lien Claimholder shall exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of such 270-day period, the ABL Agent or the other ABL Claimholders (A) shall have commenced, whether before or after the expiration of such 270-day period, and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of the ABL Collateral (prompt written notice of such exercise to be given to the Notes Agent and each Additional First Lien Agent), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (the period during which the First Lien Agents and the other First Lien Claimholders may not pursuant to this Section 3.01(a)(i) exercise any rights, powers, or remedies with respect to the ABL Priority Collateral, the “Note Standstill Period”);

(ii) will not, directly or indirectly, contest, protest or object to or hinder any judicial or non-judicial foreclosure proceeding or action (including any partial or complete strict foreclosure) brought by the ABL Agent or any other ABL Claimholder relating to the ABL Priority Collateral or any other exercise by the ABL Agent or any other ABL Claimholder of any other rights, powers and remedies relating to the ABL Priority Collateral, including any sale, lease, exchange, transfer, or other disposition of the ABL Priority Collateral, whether under the ABL Loan Documents, applicable law, or otherwise;

(iii) subject to their rights under clause (a)(i) above (and under clause (vi) of Section 3.01(c)), will not object to the forbearance by the ABL Agent or the ABL Claimholders from bringing or pursuing any Enforcement with respect to the ABL Priority Collateral;

(iv) except as may be permitted in Section 3.01(c), irrevocably, absolutely, and unconditionally waive any and all rights the First Lien Agents or the First Lien Claimholders may have as a junior lien creditor or otherwise to object (and seek or be awarded any relief of any nature whatsoever based on any such objection) to the manner in which the ABL Agent or the ABL Claimholders (A) enforce or collect (or attempt to collect) the ABL Obligations or (B) realize or seek to realize upon or otherwise enforce the Liens in and to the ABL Priority Collateral securing the ABL Obligations, regardless of whether any action or failure to act by or on behalf of the ABL Agent or ABL Claimholders is adverse to the interest of the First Lien Agents or the First Lien Claimholders. Without limiting the generality of the foregoing, the First Lien Claimholders shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right to object (and seek or be awarded any relief of any nature whatsoever based on any such objection), at any time prior or subsequent to any disposition of any of the ABL Priority Collateral, on the ground(s) that any such disposition of ABL Priority Collateral (x) would not be or was not “commercially reasonable” within the meaning of any applicable UCC and/or (y) would not or did not comply with any other requirement under any applicable UCC or under any other applicable law governing the manner in which a secured creditor (including one with a Lien on real property) is to realize on its collateral; and

(v) subject to Section 3.01(a) and (c), acknowledge and agree that no covenant, agreement or restriction contained in the First Lien Security Documents or any other First Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the ABL Agent or the ABL Claimholders with respect to the ABL Priority Collateral as set forth in this Agreement and the ABL Loan Documents;

provided, however, that, in the case of (i), (ii) and (iii) above, the Liens granted to secure the First Lien Obligations of the First Lien Claimholders shall attach to any Proceeds resulting from actions taken by the ABL Agent or any ABL Claimholder with respect to the ABL Priority Collateral in accordance with this Agreement after application of such Proceeds to the extent necessary to meet the requirements of a Discharge of ABL Obligations.

(b) Until the Discharge of ABL Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the ABL Agent and the other ABL Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of ABL Priority Collateral by the respective Grantors after an ABL Default) make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of the First Lien Agents or any First Lien Claimholder; provided, however, that the Lien securing the First Lien Obligations shall remain on the Proceeds (other than those properly applied to the ABL Obligations in accordance with Section 4.01) of such ABL Priority Collateral released or disposed of subject to the relative priorities described in Section 2.01. In exercising rights, powers, and remedies with respect to the ABL Priority Collateral, the ABL Agent and the ABL Claimholders may enforce the provisions of the ABL Loan Documents and exercise rights, powers, and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding anything to the contrary contained herein, the First Lien Agents and any First Lien Claimholder may:

(i) file a claim or statement of interest with respect to the First Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(ii) take any action (not adverse to the priority status of the Liens on the ABL Priority Collateral, or the rights of the ABL Agent or any of the ABL Claimholders to exercise rights, powers, and/or remedies in respect thereof, including those under Article VI) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the ABL Priority Collateral;

(iii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the First Lien Claimholders, including any claims secured by the ABL Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the Notes Priority Collateral;

(v) vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the ABL Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn;

(vi) exercise any of the rights, powers and/or remedies with respect to any of the ABL Priority Collateral after the termination of the Note Standstill Period to the extent permitted by Section 3.01(a)(i); and

(vii) take any action described in clauses (iii), (vi) and (viii) of the definition of “Enforcement.”

The First Lien Agents, on behalf of their respective First Lien Claimholders, agree that no First Lien Claimholder will take or receive any ABL Priority Collateral (including Proceeds) in connection with the exercise of any right or remedy (including set-off) with respect to ABL Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of ABL Obligations has occurred, except as expressly provided in Sections 3.01(a)(i), 6.07 and clause (vi) of Section 3.01(c), the sole right of the First Lien Agents and the First Lien Claimholders with respect to the ABL Priority Collateral is to hold a Lien on such Collateral pursuant to the First Lien Security Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.01.

(d) Except as otherwise specifically set forth in Sections 3.01(a), 3.04 and 3.05 and Article VI, the First Lien Agents and the Note Claimholders may exercise rights and remedies as unsecured creditors against any Grantor and may exercise rights and remedies with respect to the Notes Priority Collateral, in each case, in accordance with the terms of the First Lien Documents and applicable law; provided, however, that in the event that any First Lien Agent or any First Lien Claimholder becomes a judgment Lien creditor in respect of ABL Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the First Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Obligations) as the other Liens securing the First Lien Obligations are subject to this Agreement.

(e) Except as provided in Section 5.03(d), nothing in this Agreement shall prohibit the receipt by any First Lien Agent or any other First Lien Claimholders of the required payments of interest, principal and other amounts owed in respect of the First Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by such First Lien Agent or any First Lien Claimholders of rights or remedies as a secured creditor (including set-off) with respect to ABL Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the ABL Agent or the ABL Claimholders may have against the Grantors under the ABL Loan Documents.

Section 3.02 Restrictions on the ABL Agent and ABL Claimholders.

(a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, subject to the limited extent provided in Article VI, the ABL Agent and the other ABL Claimholders:

(i) will not exercise or seek to exercise (but instead shall be deemed to have hereby irrevocably, absolutely and unconditionally waived for the duration of the ABL Standstill Period) any rights, powers, or remedies with respect to any Notes Priority Collateral (including (A) any right of set-off or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the ABL Agent or any ABL Claimholder is a party, (B) any right to undertake self-help repossession or nonjudicial disposition of any Notes Priority Collateral (including any partial or complete strict foreclosure), or (C) any right to institute, prosecute or otherwise maintain any action or proceeding with respect to such rights, powers, or remedies (including any action of foreclosure)); provided, however, that the ABL Agent may exercise any or all of such rights, powers, or remedies after a period of at least 270 days has elapsed since the later of: (i) the date on which the ABL Agent declared the existence of an ABL Default, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all ABL Obligations, and demanded payment thereof and (ii) the date on which each First Lien Agent received the Enforcement Notice from the ABL Agent relating to such action; provided, further, however, that neither the ABL Agent nor the other ABL Claimholders shall exercise any rights or remedies with respect to the Notes Priority Collateral if, notwithstanding the expiration of such 270-day period, any First Lien Agent or the First Lien Claimholders (A) shall have commenced, whether before or after the expiration of such 270-day period, and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Notes Priority Collateral (prompt written notice of such exercise to be given to the ABL Agent) or (B) shall have been stayed by operation of law or by any court order from pursuing any such exercise of remedies (the period during which the ABL Agent and the other ABL Claimholders may not pursuant to this Section 3.02(a)(i) exercise any rights or remedies with respect to the Notes Priority Collateral, the “ABL Standstill Period”); provided, finally, however, that the ABL Agent, independent in all respects of the preceding provisos, may exercise the rights provided for in Section 3.03 (with respect to any Access Period) and Section 3.04 (with respect to any Access Period or Use Period);

(ii) will not, directly or indirectly, contest, protest or object to or hinder any judicial or non-judicial foreclosure proceeding or action (including any partial or complete strict foreclosure) brought by any First Lien Agent or any other First Lien Claimholder relating to the Notes Priority Collateral or any other exercise by any First Lien Agent or any other First Lien Claimholder of any rights, powers and remedies relating to the Notes Priority Collateral, including any sale, lease, exchange, transfer, or other disposition of the Notes Priority Collateral, whether under the First Lien Documents, applicable law, or otherwise, subject in each case to the First Lien Agents’ and the other First Lien Claimholders’ obligations under Sections 3.03, 3.04 and 3.05;

(iii) subject to Section 3.02(c), will not object to the forbearance by any First Lien Agent or the First Lien Claimholders from bringing or pursuing any Enforcement with respect to the Notes Priority Collateral;

(iv) subject to Sections 3.02(c), 3.03, 3.04, and 3.05, irrevocably, absolutely and unconditionally waive any and all rights the ABL Agent and ABL Claimholders may have as a junior lien creditor or otherwise to object (and seek or be awarded any relief of any nature whatsoever based on any such objection) to the manner in which any First Lien Agent or the First Lien Claimholders (a) enforce or collect (or attempt to collect) the First Lien Obligations or (b)realize or seek to realize upon or otherwise enforce the Liens in and to the Notes Priority Collateral securing the First Lien Obligations, regardless of whether any action or failure to act by or on behalf of the First Lien Agents or First Lien Claimholders is adverse to the interest of the ABL Claimholders. Without limiting the generality of the foregoing, the ABL Claimholders shall be deemed to have hereby irrevocably, absolutely and unconditionally waived any right to object (and seek or be awarded any relief of any nature whatsoever based on any such objection), at any time prior to or subsequent to any disposition of any Notes Priority Collateral, on the ground(s) that any such disposition of Notes Priority Collateral (a) would not be or was not “commercially reasonable” within the meaning of any applicable UCC and/or (b) would not or did not comply with any other requirement under any applicable UCC or under any other applicable law governing the manner in which a secured creditor (including one with a Lien on real property) is to realize on its collateral; and

(v) subject to Sections 3.02(a) and (c) and Sections 3.03, 3.04, and 3.05, acknowledge and agree that no covenant, agreement or restriction contained in the ABL Security Documents or any other ABL Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Agents or the First Lien Claimholders with respect to the Notes Priority Collateral as set forth in this Agreement and the First Lien Documents;

provided, however, that in the case of (i), (ii) and (iii) above, the Liens granted to secure the ABL Obligations of the ABL Claimholders shall attach to any Proceeds resulting from actions taken by the First Lien Agents or any First Lien Claimholder with respect to the Notes Priority Collateral in accordance with this Agreement after application of such Proceeds to the extent necessary to meet the requirements of a Discharge of First Lien Obligations.

(b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the First Lien Agents and the First Lien Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make, in connection therewith (including voluntary Dispositions of Notes Priority Collateral by the respective Grantors after a First Lien Default) determinations regarding the release, disposition, or restrictions with respect to the Notes Priority Collateral without any consultation with or the consent of the ABL Agent or any ABL Claimholder subject to the First Lien Agents’ and the First Lien Claimholders’ obligations under Sections 3.03, 3.04 and 3.05; provided, however, that the Lien securing the ABL Obligations shall remain on the Proceeds (other than those properly applied to the First Lien Obligations in accordance with the First Lien Documents) of such Notes Priority Collateral released or disposed of subject to the relative priorities described in Section 2.01. In exercising rights and remedies with respect to the Notes Priority Collateral, the First Lien Agents and the First Lien Claimholders may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion subject to the First Lien Agents’ and the First Lien Claimholders’ obligations under Sections 3.03, 3.04 and 3.05. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Notes Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding anything to the contrary contained herein, the ABL Agent and any ABL Claimholder may:

(i) file a claim or statement of interest with respect to the ABL Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(ii) take any action (not adverse to the priority status of the Liens on the Notes Priority Collateral, or the rights of the First Lien Agents or any of the First Lien Claimholders to exercise rights, powers and/or remedies in respect thereof, including those under Article VI) in order to create, perfect, preserve or protect (but, subject to the provisions of Sections 3.03, 3.04 and 3.05, not enforce) its Lien on any of the Notes Priority Collateral;

(iii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the ABL Claimholders, including any claims secured by the Notes Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the ABL Priority Collateral;

(v) vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and, accordingly, a violation of the terms of this Agreement, and each First Lien Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn;

(vi) exercise any of its rights, powers, and/or remedies with respect to any of the Notes Priority Collateral to the extent permitted by Sections 3.02(a)(i), 3.03, and 3.04; and

(vii) take any action described in clauses (i) through (viii) of the definition of “Enforcement.”

The ABL Agent, on behalf of the ABL Claimholders, agrees that no ABL Claimholder will take or receive any Notes Priority Collateral (including Proceeds) in connection with the exercise of any right or remedy (including set-off) with respect to any Notes Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.02(a)(i), 3.03, 3.04 and 3.05 and clause (vi) of this Section 3.02(c), the sole right of the ABL Agent and the ABL Claimholders with respect to the Notes Priority Collateral is to hold a Lien on such Collateral pursuant to the ABL Security Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.01.

(d) Except as otherwise specifically set forth in Sections 3.02(a) and 3.05 and Article VI, the ABL Agent and the ABL Claimholders may exercise rights and remedies as unsecured creditors against any Grantor and may exercise rights and remedies with respect to the ABL Priority Collateral, in each case, in accordance with the terms of the ABL Loan Documents and applicable law; provided, however, that in the event that any the ABL Agent or ABL Claimholder becomes a judgment Lien creditor in respect of Notes Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the ABL Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the ABL Obligations are subject to this Agreement.

(e) Except as provided in Section 5.03(c), nothing in this Agreement shall prohibit the receipt by the ABL Agent or any ABL Claimholders of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations so long as such receipt is not the direct or indirect result of the exercise by the ABL Agent or any ABL Claimholders of rights or remedies as a secured creditor (including set-off) with respect to Notes Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Agents or the First Lien Claimholders may have against the Grantors under the First Lien Documents.

Section 3.03 Collateral Access Rights.

(a) The ABL Agent and each First Lien Agent agree not to commence Enforcement or Going Out of Business Sale until an Enforcement Notice has been given to the other Agents. Subject to the provisions of Sections 3.01 and 3.02, any Agent may join in any judicial proceedings commenced by any other Agent to enforce Liens on the Collateral, provided that neither Agent, nor the other ABL Claimholders or the other First Lien Claimholders, as applicable, shall interfere with the Enforcement actions of the other with respect to Collateral in which such party has the priority Lien in accordance with Section 2.01 and Section 2.02.

(b) If the Applicable First Lien Agent, or any agent or representative of the Applicable First Lien Agent, or any receiver, shall, after any First Lien Default, obtain possession or physical control of any of the Mortgaged Premises, the Applicable First Lien Agent shall promptly notify the ABL Agent in writing of that fact, and the ABL Agent shall, within ten (10) Business Days thereafter, notify the Applicable First Lien Agent in writing as to whether the ABL Agent desires to exercise access rights under this Agreement. In addition, if the ABL Agent, or any agent or representative or the ABL Agent, or any receiver, shall obtain possession or physical control of any of the Mortgaged Premises or any of the tangible Notes Priority Collateral located on any premises other than a Mortgaged Premises or control over any intangible Notes Priority Collateral, following the delivery to the Applicable First Lien Agent of an Enforcement Notice, then the ABL Agent shall promptly notify the Applicable First Lien Agent in writing that the ABL Agent is exercising its access rights under this Agreement and its rights under Section 3.04 under either circumstance. Upon delivery of such notice by the ABL Agent to the Applicable First Lien Agent, the parties shall confer in good faith to coordinate with respect to the ABL Agent’s exercise of such access rights. Consistent with the definition of “Access Period,” access rights will apply to differing parcels of Mortgaged Premises at differing times, in which case, a differing Access Period will apply to each such property.

(c) During any pertinent Access Period, the ABL Agent and the Company and their Subsidiaries, with the consent of the ABL Agent in connection with a Going Out of Business Sale, and their agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a rent-free right to use, the Notes Priority Collateral for the purpose of (i) arranging for and effecting the sale or disposition of ABL Priority Collateral located on such parcel, including the production, completion, packaging and other preparation of such ABL Priority Collateral for sale or disposition, (ii) selling (by public auction, private sale or a “store closing”, Going Out of Business Sale or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any Grantor’s business), (iii) storing or otherwise dealing with the ABL Priority Collateral, in each case without notice to, the involvement of or interference by the First Lien Agents or any First Lien Claimholder or liability to the First Lien Agents or any First Lien Claimholder. During any such Access Period, the ABL Agent and its representatives (and persons employed on their behalf), may continue to operate, service, maintain, process and sell the ABL Priority Collateral, as well as to engage in bulk sales of ABL Priority Collateral. The ABL Agent shall take proper and reasonable care under the circumstances of any Notes Priority Collateral that is used by the ABL Agent during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by the ABL Agent or its agents, representatives or designees and the ABL Agent shall comply with all applicable laws in all material respects in connection with its use or occupancy of the Notes Priority Collateral. The ABL Agent and the ABL Claimholders shall reimburse the First Lien Agents and the First Lien Claimholders for any injury or damage to Persons or property (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under its control; provided, however, that the ABL Agent and the ABL Claimholders will not be liable for any diminution in the value of the Mortgaged Premises caused by the absence of the ABL Priority Collateral therefrom. In no event shall the ABL Claimholders or the ABL Agent have any liability to the First Lien Claimholders and/or to the First Lien Agents hereunder as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Notes Priority Collateral existing prior to the date of the exercise by the ABL Agent of its rights under this Agreement. The ABL Agent and the First Lien Agents shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of First Lien Agents to show the Notes Priority Collateral to prospective purchasers and to ready the Notes Priority Collateral for sale.

(d) Consistent with the definition of the term “Access Period,” if any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the ABL Agent from exercising any of its rights hereunder, then the Access Period granted to the ABL Agent under this Section 3.03 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining in the applicable Access Period or

Use Period, as the case may be. The First Lien Agents shall not foreclose or otherwise sell or dispose of any of the Notes Priority Collateral during the Access Period or Use Period, as applicable, unless the buyer agrees in writing to acquire the Notes Priority Collateral subject to the terms of Section 3.03 and Section 3.04 of this Agreement and agrees therein to comply with the terms of this Section 3.03. The rights of ABL Agent and the ABL Claimholders under this Section 3.03 and Section 3.04 during the Access Period or Use Period shall continue notwithstanding such foreclosure, sale or other disposition by the First Lien Agents.

(e) The ABL Agent and the ABL Claimholders shall have the right to bring an action to enforce their rights under this Section 3.03 and Section 3.04, including, without limitation, an action seeking possession of the applicable ABL Priority Collateral and/or specific performance of this Section 3.03 and Section 3.04.

Section 3.04 Notes Priority Collateral Rights/Access to Information. For the purposes of enabling the ABL Agent to exercise rights and remedies under this Agreement during the Enforcement Period, the First Lien Agents and each Grantor hereby grants (to the full extent of their respective rights and interests) the ABL Agent and its agents, representatives and designees an irrevocable, non-exclusive, royalty-free, rent-free license and lease (which will be binding on any successor or assignee of any Notes Priority Collateral) to use all of the Notes Priority Collateral to collect all Accounts included in ABL Priority Collateral, to copy, use, or preserve any and all information relating to any of the ABL Priority Collateral, and to complete the manufacture, packaging, advertising for sale and sale of (i) work-in-process, (ii) raw materials and (iii) complete inventory; provided, however, the royalty-free, rent-free license and lease with respect to the applicable Notes Priority Collateral, shall immediately expire upon the end of (1) the Access Period applicable to such Notes Priority Collateral located on any Mortgaged Premises and (2) the applicable Use Period with respect to any Notes Priority Collateral not located on any Mortgaged Premises; provided, further, that such expiration shall be without prejudice to the sale or other disposition of the ABL Priority Collateral in accordance with applicable law.

Section 3.05 Set-Off and Tracing of and Priorities in Proceeds. Each First Lien Agent, on behalf of their respective First Lien Claimholders, acknowledges and agrees that, to the extent such First Lien Agent or any such First Lien Claimholder exercises its rights of set-off against any ABL Priority Collateral, the amount of such set-off shall be held and distributed pursuant to Section 4.01. The ABL Agent, on behalf of the ABL Claimholders, acknowledges and agrees that, to the extent the ABL Agent or any ABL Claimholder exercises its rights of set-off against any Notes Priority Collateral, the amount of such set-off shall be held and distributed pursuant to Section 4.01. The ABL Agent, for itself and on behalf of the ABL Claimholders, and each First Lien Agent, for itself and on behalf of its resepective First Lien Claimholders, further agree that prior to an issuance of an Enforcement Notice or the commencement of any Insolvency or Liquidation Proceeding, any Proceeds of Collateral, whether or not deposited under Account Agreements, which are used by any Grantor to acquire other property which is Collateral shall not (solely as between the Agents, the ABL Claimholders and the First Lien Claimholders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. In addition, unless and until the Discharge of ABL Obligations occurs, subject to Section 4.02, each First Lien Agent and the First Lien Claimholders each hereby consents to the application, prior to the receipt by the ABL Agent of an Enforcement Notice issued by the Applicable First Lien Agent, of cash or other Proceeds of Collateral, deposited under Account Agreements to the repayment of ABL Obligations pursuant to the ABL Loan Documents.

ARTICLE IV

PAYMENTS.

Section 4.01 Application of Proceeds.

(a) So long as the Discharge of ABL Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all ABL Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such ABL Priority Collateral as a result of the exercise of remedies or other Enforcement or Going Out of Business Sale by any Agent or any ABL Claimholders or First Lien Claimholders, shall be delivered to the ABL Agent and shall be applied or further distributed by the ABL Agent to or on account of the ABL Obligations in such order, if any, as specified in the relevant ABL Loan Documents or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Applicable First Lien Agent any ABL Priority Collateral and Proceeds of ABL Priority Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements, to be applied by the First Lien Agents to the First Lien Obligations in such order as specified in the First Lien Security Documents or as a court of competent jurisdiction may otherwise direct.

(b) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Notes Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Notes Priority Collateral as a result of the exercise of remedies or other Enforcement by any Agent or any First Lien Claimholders or ABL Claimholders, shall be delivered to the Applicable First Lien Agent and shall be applied by the First Lien Agents to the First Lien Obligations in such order as specified in the relevant First Lien Documents or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of First Lien Obligations, the Applicable First Lien Agent shall deliver to the ABL Agent any Notes Priority Collateral and Proceeds of Notes Priority Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements to be applied by the ABL Agent to the ABL Obligations in such order as specified in the ABL Security Documents or as a court of competent jurisdiction may otherwise direct.

Section 4.02 Payments Over in Violation of Agreement. So long as neither the Discharge of ABL Obligations nor the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.03) received by any Agent or any First Lien Claimholders or ABL Claimholders in connection with the exercise of any right, power, or remedy (including set-off) relating to the

Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the appropriate Agent for the benefit of the First Lien Claimholders or the ABL Claimholders, as applicable, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Agent is hereby authorized by the other Agent to make any such endorsements as agent for the other Agent or any First Lien Claimholders or ABL Claimholders, as applicable. This authorization is coupled with an interest and is irrevocable until the Discharge of ABL Obligations and Discharge of First Lien Obligations.

Section 4.03 Application of Payments. Subject to the other terms of this Agreement, all payments received by (a) the ABL Agent or the ABL Claimholders may be applied, reversed and reapplied, in whole or in part, to the ABL Obligations to the extent provided for in the ABL Loan Documents and (b) the First Lien Agents or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to the First Lien Obligations to the extent provided for in the First Lien Documents.

Section 4.04 Revolving Nature of ABL Obligations. The Notes Agent, on behalf of the Note Claimholders, and each Additional First Lien Agent, on behalf of the Series of Additional First Lien Claimholders it represents, acknowledges and agrees that the ABL Credit Agreement includes a revolving commitment and that the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed.

ARTICLE V

OTHER AGREEMENTS.

Section 5.01 Releases.

(a) (i) If, in connection with (A) any exercise of remedies or Enforcement (including as provided for in Section 3.01(b) or Section 6.08(a)) or any Going Out of Business Sale, or (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral, so long as such sale, transfer or other disposition is then not prohibited by the ABL Documents (or consented to by the requisite ABL Lenders) or by the First Lien Documents (or consented to by the requisite Noteholders and the requisite holders of any Additional First Lien Obligations), irrespective of whether an ABL Default has occurred and is continuing, the ABL Agent, on behalf of any of the ABL Claimholders, releases any of its Liens on any part of the ABL Priority Collateral, then the Liens, if any, of the Notes Agent, for the benefit of the Note Claimholders, and of each Additional First Lien Agent, for the benefit of the related Series of Additional First Lien Claimholders, on the ABL Priority Collateral sold or disposed of in connection therewith, shall be automatically, unconditionally and simultaneously released; provided that, to the extent the Proceeds of such ABL Priority Collateral are not applied to reduce ABL Obligations, each First Lien Agent shall retain a Lien on such Proceeds in accordance with the terms of this Agreement. The Notes Agent, on behalf of the Note Claimholders, and each Additional First Lien Agent, on behalf of the related Series of Additional First Lien Claimholders, promptly shall execute and deliver to the ABL Agent or such Grantor such termination statements, releases and other documents as the ABL Agent or such Grantor may request in writing to effectively confirm such release.

(ii) If, in connection with (A) any exercise of remedies or Enforcement (including as provided for in Sections 3.02(b) or Section 6.08(b)), or (B) any sale, transfer or other disposition of all or any portion of the Notes Priority Collateral, so long as such sale, transfer or other disposition is then not prohibited by the First Lien Documents (or consented to by the requisite Noteholders and the requisite holders of any Additional First Lien Obligations) or by the ABL Documents (or consented to by the requisite ABL Lenders), irrespective of whether a First Lien Default has occurred and is continuing, the First Lien Agent, on behalf of the related Series of First Lien Claimholders it represents, releases any of its Liens on any part of the Notes Priority Collateral, then the Liens, if any, of the ABL Agent, for the benefit of the ABL Claimholders, on the Notes Priority Collateral sold or disposed of in connection therewith, shall be automatically, unconditionally and simultaneously released; provided that the provisions of Section 3.03, 3.04 and 3.05 shall continue, to the extent such Sections are applicable at the time of such sale, transfer or other disposition; provided, further that, to the extent the Proceeds of such Notes Priority Collateral are not applied to reduce First Lien Obligations, the ABL Agent shall retain a Lien on such Proceeds in accordance with the terms of this Agreement. The ABL Agent, on behalf of the ABL Claimholders, promptly shall execute and deliver to each applicable First Lien Agent or such Grantor such termination statements, releases and other documents as such First Lien Agent or such Grantor may reasonably request to effectively confirm such release.

(b) Until the Discharge of ABL Obligations and Discharge of First Lien Obligations shall occur, the ABL Agent, on behalf of the ABL Claimholders, and each First Lien Agent, on behalf of their respective First Lien Claimholders, as applicable, hereby irrevocably constitutes and appoints the other Agent and any officer or agent of the other Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the other Agent or such holder or in the Agent’s own name, from time to time in such Agent’s discretion exercised in good faith, for the purpose of carrying out the terms of this Section 5.01, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.01, including any endorsements or other instruments of transfer or release.

(c) Until the Discharge of ABL Obligations and Discharge of First Lien Obligations shall occur, to the extent that the Agents or the ABL Claimholders or the First Lien Claimholders (i) have released any Lien on Collateral and such Lien is later reinstated or (ii) obtain any new Liens from any Grantor, then, in accordance with Section 2.03, the Grantors shall grant a Lien on any such Collateral, subject to the Lien priority provisions of this Agreement, to the other Agents, for the benefit of the ABL Claimholders or First Lien Claimholders, as applicable.

Section 5.02 Insurance.

(a) Unless and until the Discharge of ABL Obligations and subject to the terms of, and the rights of the Grantors under, the ABL Loan Documents, the ABL Agent, on behalf of the ABL Claimholders, shall have the sole and exclusive right to adjust settlement for any insurance policy covering the ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such ABL Priority Collateral. Until the Discharge of ABL Obligations has occurred, (i) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the ABL Priority Collateral and to the extent required by the ABL Loan Documents shall be paid to the ABL Agent for the benefit of the ABL Claimholders pursuant to the terms of the ABL Loan Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, if the Discharge of ABL Obligations has occurred, and subject to the rights of the Grantors under the First Lien Security Documents, to the Applicable First Lien Agent for the benefit of the First Lien Claimholders to the extent required under the First Lien Security Documents and then, to the extent the Discharge of First Lien Obligations shall have occurred, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (ii) if any First Lien Agent or any First Lien Claimholder shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment with respect to ABL Priority Collateral in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the ABL Agent in accordance with the terms of Section 4.02.

(b) Unless and until the Discharge of First Lien Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the First Lien Documents, (i) the Applicable First Lien Agent, on behalf of the First Lien Claimholders, shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Notes Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Notes Priority Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Notes Priority Collateral and to the extent required by the First Lien Documents shall be paid to the Applicable First Lien Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Documents and thereafter, if the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the ABL Loan Documents, to the ABL Agent for the benefit of the ABL Claimholders to the extent required under the ABL Security Documents and then, to the extent there shall have occurred a Discharge of ABL Obligations, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the ABL Agent or any ABL Claimholders shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment with respect to Notes Priority Collateral in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Applicable First Lien Agent in accordance with the terms of Section 4.02.

(c) To effectuate the foregoing, and to the extent that the pertinent insurance company agrees to issue such endorsements, the Agents shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to any policies which insure Collateral hereunder.

Section 5.03 Amendments to ABL Loan Documents and Note Documents; Refinancing.

(a) Subject to Sections 5.03(c) and 5.03(d), the ABL Loan Documents and First Lien Documents may be amended, supplemented or otherwise modified in accordance with their terms, all without affecting the Lien subordination or other provisions of this Agreement. The ABL Obligations may be Refinanced without notice to, or the consent of, the First Lien Agents or the First Lien Claimholders and without affecting the Lien subordination or other provisions of this Agreement, and the First Lien Obligations may be Refinanced without notice to, or consent of, the ABL Agent or the ABL Claimholders and without affecting the Lien subordination and other provisions of this Agreement so long as such Refinancing is on terms and conditions that would not violate the First Lien Documents or the ABL Loan Documents, each as in effect on the date hereof (or, if less restrictive to the Company, as in effect on the date of such amendment or Refinancing); provided, however, that, in each case, the lenders or holders of such Refinancing debt bind themselves in a writing addressed to the First Lien Agents and the First Lien Claimholders or the ABL Agent and the ABL Claimholders, as applicable, to the terms of this Agreement; provided further, however, that, if such Refinancing debt is secured by a Lien on any Collateral the holders of such Refinancing debt shall be deemed bound by the terms hereof regardless of whether or not such writing is provided. For the avoidance of doubt, the sale or other transfer of Indebtedness is not restricted by this Agreement but the provisions of this Agreement shall be binding on all holders of ABL Obligations and First Lien Obligations.

(b) Subject to Sections 5.03(c) and 5.03(d), the ABL Agent and each First Lien Agent shall each use good faith efforts to notify the other party of any written amendment or modification to the ABL Documents and First Lien Documents, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.

(c) Without the consent of each First Lien Agent, the ABL Claimholders will not be entitled to agree (and will not agree) to any amendment to or modification of the ABL Loan Documents, whether in a Refinancing or otherwise, that is not permitted by the Indenture, the Initial Additional First Lien Agreement and each Additional First Lien Agreement, in each case, as in effect on the date hereof (or, if less restrictive to the ABL Claimholders, on the date of such amendment or modification).

(d) Without the consent of the ABL Agent, each First Lien Agent and the First Lien Claimholders will not be entitled to agree (and will not agree) to any amendment to or modification of the First Lien Documents, whether in a Refinancing or otherwise, that is not permitted by the ABL Credit Agreement as in effect on the date hereof (or, if less restrictive to the First Lien Claimholders, on the date of such amendment or modification).

(e) So long as the Discharge of ABL Obligations has not occurred, each First Lien Agent agrees that each applicable First Lien Security Document that grants a Lien on any material Collateral shall include the following language (or similar language acceptable to the ABL Agent; provided, that the following language shall be revised to specify similar relevant details as set forth below for the Additional First Lien Security Documents related to Additional First Lien Obligations and the ABL Agent shall be deemed to have accepted such language so revised): “Notwithstanding anything herein to the contrary, the liens and security interests granted to The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, pursuant to this Agreement and the exercise of any right or remedy by The Bank of New York Mellon Trust Company, N.A., as Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of September 20, 2016 (as amended, restated or otherwise modified from time to time, the “Intercreditor Agreement”), among Credit Suisse AG as the ABL Agent, The Bank of New York Mellon Trust Company, N.A, as Trustee and as Notes Agent, each Additional First Lien Agent (as defined in the Intercreditor Agreement) from time to time party thereto and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

(f) So long as the Discharge of First Lien Obligations has not occurred, the ABL Agent agrees that each applicable ABL Security Document executed on or after the date hereof that grants a Lien on any material Collateral shall include the following language (or similar language acceptable to the First Lien Agents): “Notwithstanding anything herein to the contrary, the liens and security interests granted to Credit Suisse AG, Cayman Islands Branch as Collateral Agent, pursuant to this Agreement and the exercise of any right or remedy by Credit Suisse AG, Cayman Islands Branch as Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of September 20, 2016 (as amended, restated or otherwise modified from time to time, the “Intercreditor Agreement”), among the Collateral Agent, as ABL Agent, The Bank of New York Mellon Trust Company, N.A., as Trustee and as Notes Agent, each Additional First Lien Agent (as defined in the Intercreditor Agreement) from time to time party thereto and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

Section 5.04 Bailees for Perfection.

(a) Each Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon (such Collateral, which shall include, without limitation, Deposit Accounts, Securities Accounts and Capital Stock, being the “Pledged Collateral”) as (i) in the case of the ABL Agent, the collateral agent for the ABL Claimholders under the ABL Loan Documents or, in the case of the First Lien Agents, the collateral agent for the First Lien Claimholders under the First Lien Documents and (ii) gratuitous bailee for the benefit of the other Agents (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the ABL Loan Documents and the First Lien Documents, respectively, subject to the terms and conditions of this Section 5.04. The First Lien Agents and the First Lien Claimholders hereby appoint the ABL Agent as their agent for the purposes of perfecting their security interest in all Deposit Accounts and Securities Accounts of the Company and the Company Subsidiaries. The ABL Agent hereby accepts such appointment and acknowledges and agrees that it shall act for the benefit of the First Lien Agents and the other First Lien Claimholders under each Account Agreement and that any Proceeds received by the ABL Agent under any Account Agreement shall be applied in accordance with Article IV. In furtherance of the foregoing, each Grantor hereby grants (x) a security interest in the Pledged Collateral to the First Lien Agents for the benefit of the ABL Claimholders and (y) a security interest in the Pledged Collateral to the ABL Agent for the benefit of the First Lien Claimholders.

(b) No Agent shall have any obligation whatsoever to any other Agent, to any other ABL Claimholder, or to any other First Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.04. The duties or responsibilities of the respective Agents under this Section 5.04 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.04 and delivering the Pledged Collateral or Proceeds thereof upon a Discharge of ABL Obligations or Discharge of First Lien Obligations, as applicable, as provided in paragraph (d) below.

(c) Neither Agent acting pursuant to this Section 5.04 shall have by reason of the ABL Loan Documents, the First Lien Documents, this Agreement or any other document a fiduciary relationship in respect of the other Agent, any other ABL Claimholder or any other First Lien Claimholder.

(d) Upon the Discharge of ABL Obligations or the Discharge of First Lien Obligations, as applicable, the Agent under the ABL Credit Agreement, Note Agreement or Additional First Lien Agreement, as applicable, that has been discharged shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the other Agent (which shall be the Applicable First Lien Agent in the case of the First Lien Agents) to the extent the other Obligations remain outstanding, and second, to the applicable Grantor to the extent the Discharge of ABL Obligations and the Discharge of First Lien Obligations have occurred (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral) or as otherwise required by law. Each Agent further agrees to take all other action reasonably requested by any other Agent in connection with any Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct. Notwithstanding anything to the contrary contained in this Agreement, any obligation of the Agent, which has been discharged, to make any delivery to the other Agent under this Section 5.04(d) is subject to (i) the order of any court of competent jurisdiction, or (ii) any automatic stay imposed in connection with any Insolvency or Liquidation Proceeding.

ARTICLE VI

INSOLVENCY OR LIQUIDATION PROCEEDINGS.

Section 6.01 Finance and Sale Issues.

(a) The Notes Agent, on behalf of the Note Claimholders, and the Additional First Lien Agent, on behalf of the Additional First Lien Claimholders, hereby agrees that, until the Discharge of ABL Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the ABL Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting ABL

Priority Collateral or to permit any Grantor to obtain financing, whether from the ABL Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“ABL DIP Financing”) secured by a Lien on ABL Priority Collateral, then any First Lien Claimholder will not be entitled to raise (and will not raise or support any Person in raising), but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection to, and shall not otherwise in any manner be entitled to oppose or will oppose or support any Person in opposing, such Cash Collateral use or ABL DIP Financing (including, except as expressly provided below, that the First Lien Claimholders are entitled to adequate protection of their interest in the Collateral as a condition thereto) so long as such Cash Collateral use or ABL DIP Financing meets the following requirements: (i) the First Lien Agents and the other First Lien Claimholders retain a Lien on the Collateral and, with respect to the Notes Priority Collateral, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (ii) to the extent that the ABL Agent is granted adequate protection in the form of a Lien, each First Lien Agent is permitted to seek a Lien (without objection from the ABL Agent or any ABL Claimholder) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to ABL Priority Collateral, such Lien is junior to the Liens securing such ABL DIP Financing and any other Liens in favor of the ABL Agent), (iii) the terms of the Cash Collateral use or the ABL DIP Financing require that any Lien on the Notes Priority Collateral to secure such ABL DIP Financing is subordinate to the Lien of each First Lien Agent securing the First Lien Obligations with respect thereto and (iv) the terms of such ABL DIP Financing or use of Cash Collateral do not require any Grantor to seek approval for any Plan of Reorganization that is inconsistent with this Agreement. Each First Lien Agent shall be required to subordinate and will subordinate its Liens in the ABL Priority Collateral to the Liens securing such ABL DIP Financing (and all obligations relating thereto, including any “carve-out” granting administrative priority status or Lien priority to secure repayment of fees and expenses of professionals retained by any debtor or creditors’ committee) and to all adequate assurance Liens granted to the ABL Agent on behalf of the ABL Claimholders and, consistent with the preceding provisions of this Section 6.01, will not request adequate protection or any other relief in connection therewith (except as expressly provided in clause (ii) above); provided, however, if the Liens securing the ABL DIP Financing rank junior to the Liens securing the ABL Obligations, each First Lien Agent shall be required to subordinate its Liens in the ABL Priority Collateral to the Liens securing such ABL DIP Financing.

(b) The ABL Agent, on behalf of the ABL Claimholders, hereby agrees that, until the Discharge of First Lien Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Agents shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting First Lien Priority Collateral or to permit any Grantor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“First Lien DIP Financing”) secured by a Lien on First Lien Priority Collateral, then any ABL Claimholder will not be entitled to raise (and will not raise or support any Person in raising), but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection to, and shall not otherwise in any manner be entitled to oppose or will oppose or support any Person in opposing, such Cash Collateral use or First DIP

Financing (including, except as expressly provided below, that the First Lien Claimholders are entitled to adequate protection of their interest in the Collateral as a condition thereto) so long as such Cash Collateral use or First Lien DIP Financing meets the following requirements: (i) the ABL Agent and the other ABL Claimholders retain a Lien on the Collateral and, with respect to the ABL Priority Collateral, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (ii) to the extent that the First Lien Agents are granted adequate protection in the form of a Lien, the ABL Agent is permitted to seek a Lien (without objection from the First Lien Agents or any First Lien Claimholder) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to First Lien Priority Collateral, such Lien is junior to the Liens securing such First Lien DIP Financing and any other Liens in favor of the First Lien Agents), (iii) the terms of the Cash Collateral use or the First Lien DIP Financing require that any Lien on the ABL Priority Collateral to secure such First Lien DIP Financing is subordinate to the Lien of the ABL Agent securing the ABL Obligations with respect thereto and (iv) the terms of such First Lien DIP Financing or use of Cash Collateral do not require any Grantor to seek approval for any Plan of Reorganization that is inconsistent with this Agreement. The ABL Agent shall be required to subordinate and will subordinate its Liens in the First Lien Priority Collateral to the Liens securing such First Lien DIP Financing (and all obligations relating thereto, including any “carve-out” granting administrative priority status or Lien priority to secure repayment of fees and expenses of professionals retained by any debtor or creditors’ committee) and to all adequate assurance Liens granted to the First Lien Agents on behalf of the First Lien Claimholders and, consistent with the preceding provisions of this Section 6.01, will not request adequate protection or any other relief in connection therewith (except as expressly provided in clause (ii) above); provided, however, if the Liens securing the First Lien DIP Financing rank junior to the Liens securing the First Lien Obligations, the ABL Agent shall be required to subordinate its Liens in the First Lien Priority Collateral to the Liens securing such First Lien DIP Financing.

(c) The Notes Agent, on behalf of itself and the Note Claimholders, and the Additional First Lien Agent, on behalf of itself and the Additional First Lien Claimholders, agrees that no such Person shall provide to such Grantor any First Lien DIP Financing to the extent that such First Lien Agent or any such First Lien Claimholder would, in connection with such financing, be granted a Lien on the ABL Priority Collateral senior to or pari passu with the Liens of the ABL Agent.

(d) The ABL Agent, on behalf of itself and the ABL Claimholders, agrees that no such Persons shall provide to such Grantor any ABL DIP Financing to the extent that the ABL Agent or any ABL Claimholder would, in connection with such financing, be granted a Lien on the Notes Priority Collateral senior to or pari passu with the Liens of the First Lien Agents.

Section 6.02 Relief from the Automatic Stay.

(a) Until the Discharge of ABL Obligations, the Notes Agent, on behalf of the other Note Claimholders, and the Additional First Lien Agent, on behalf of the Additional First Lien Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Priority Collateral, without the prior written consent of the ABL Agent (given or not given in its sole and absolute discretion), unless (i) the ABL Agent already has filed a motion (which remains pending) for such relief with respect to its interest in such ABL Priority Collateral and (ii) a corresponding motion, in the reasonable judgment of each First Lien Agent, must be filed for the purpose of preserving such First Lien Agent’s ability to receive residual distributions pursuant to Section 4.01, although the First Lien Claimholders shall otherwise remain subject to the restrictions in Section 3.01 following the granting of any such relief from the automatic stay.

(b) Until the Discharge of First Lien Obligations has occurred, the ABL Agent, on behalf of the other ABL Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Notes Priority Collateral (other than to the extent such relief is required to exercise its rights under Sections 3.03 and 3.04), without the prior written consent of each First Lien Agent (given or not given in its sole and absolute discretion), unless (i) each First Lien Agent already has filed a motion (which remains pending) for such relief with respect to its interest in the Notes Priority Collateral and (ii) a corresponding motion, in the reasonable judgment of the ABL Agent, must be filed for the purpose of preserving the ABL Agent’s ability to receive residual distributions pursuant to Section 4.01, although the ABL Agent shall otherwise remain subject to the restrictions in Section 3.02 following the granting of any such relief from the automatic stay.

Section 6.03 Adequate Protection.

(a) The Notes Agent, on behalf of itself and the Note Claimholders, and the Additional First Lien Agent, on behalf of the Additional First Lien Claimholders, agrees that none of them shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right):

(i) subject to the provisions of Section 6.01, any request by the ABL Agent or the other ABL Claimholders for relief from the automatic stay with respect to the ABL Priority Collateral; or

(ii) any request by the ABL Agent or the other ABL Claimholders for adequate protection with respect to the ABL Priority Collateral (except to the extent any such adequate protection is a payment from Notes Priority Collateral); or

(iii) any objection by the ABL Agent or the other ABL Claimholders to any motion, relief, action or proceeding based on the ABL Agent or the other ABL Claimholders claiming a lack of adequate protection with respect to the ABL Priority Collateral.

(b) The ABL Agent, on behalf of itself and the ABL Claimholders, agrees that none of them shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right):

(i) any request by the First Lien Agents or the other First Lien Claimholders for relief from the automatic stay with respect to the Notes Priority Collateral; or

(ii) subject to the provisions of Section 6.01, any request by the First Lien Agents or the First Lien Claimholders for adequate protection with respect to the Notes Priority Collateral (except to the extent any such adequate protection is a payment from ABL Priority Collateral); or any objection by the First Lien Agents or the First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Agents or the First Lien Claimholders claiming a lack of adequate protection with respect to the Notes Priority Collateral.

(c) Consistent with the foregoing provisions in this Section 6.03, and except as provided in Sections 6.01 and 6.07, in any Insolvency or Liquidation Proceeding:

(i) no First Lien Claimholder shall be entitled (and each First Lien Claimholder shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right):

(1) to seek or otherwise be granted any type of adequate protection with respect to its interests in the ABL Priority Collateral (except as expressly set forth in Section 6.01 or as may otherwise be consented to in writing by the ABL Agent in its sole and absolute discretion); provided, however, subject to Section 6.01, First Lien Claimholders may seek and obtain adequate protection in the form of an additional or replacement Lien on Collateral so long as (i) the ABL Claimholders have been granted adequate protection in the form of a replacement lien on such Collateral, and (ii) any such Lien on ABL Priority Collateral (and on any Collateral granted as adequate protection for the ABL Claimholders in respect of their interest in such ABL Priority Collateral) is subordinated to the Liens of the ABL Agent in such Collateral on the same basis as the other Liens of the Notes Agent on ABL Priority Collateral; or

(2) to seek or otherwise be granted any adequate protection payments with respect to its interests in the Collateral from Proceeds of ABL Priority Collateral (except as may be consented to in writing by the ABL Agent in its sole and absolute discretion); and

(ii) no ABL Claimholder shall be entitled (and each ABL Claimholder shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right):

(1) to seek or otherwise be granted any type of adequate protection in respect of Notes Priority Collateral except as may be consented to in writing by the First Lien Agents in their sole and absolute discretion; provided, however, ABL Claimholders may seek and obtain adequate protection in the form of an additional or replacement Lien on Collateral so long as (i) the First Lien Claimholders have been granted adequate protection in the form of a replacement lien on such Collateral, and (ii) any such Lien on Notes Priority Collateral (and on any Collateral granted as adequate protection for the First Lien Claimholders in respect of their interest in such Notes Priority Collateral) is subordinated to the Liens of the First Lien Agents in such Collateral on the same basis as the other Liens of the ABL Agent on Notes Priority Collateral; or

(2) to seek or otherwise be granted any adequate protection payments with respect to its interests in the Collateral from Proceeds of Notes Priority Collateral (except as may be consented to in writing by the First Lien Agents in their sole and absolute discretion).

(d) With respect to (i) the ABL Priority Collateral, nothing herein shall limit the rights of the First Lien Agents or the First Lien Claimholders from seeking adequate protection with respect to their rights in the Notes Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise, other than from Proceeds of ABL Priority Collateral) so long as such request is not otherwise inconsistent with this Agreement and (ii) the Notes Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Claimholders from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise, other than from Proceeds of Notes Priority Collateral) so long as such request is not otherwise inconsistent with this Agreement.

Section 6.04 Avoidance Issues. If any ABL Claimholder or First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the applicable Grantor any amount paid in respect of ABL Obligations or the First Lien Obligations, as applicable (a “Recovery”), then such ABL Claimholders or First Lien Claimholders shall be entitled to a reinstatement of ABL Obligations or the First Lien Obligations, as applicable, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

Section 6.05 Reorganization Securities. Subject to the ability of the ABL Claimholders and the First Lien Claimholders, as applicable, to support or oppose confirmation or approval of any Conforming Plan of Reorganization or to oppose confirmation or approval of any Non-Conforming Plan of Reorganization, as provided herein, if, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization, both on account of ABL Obligations and on account of First Lien Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of the First Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of Proceeds thereof.

Section 6.06 Post-Petition Interest.

(a) Neither the First Lien Agents nor any First Lien Claimholder shall oppose or seek to challenge:

(i) any claim by the ABL Agent or any ABL Claimholder for allowance in any Insolvency or Liquidation Proceeding of ABL Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien on the ABL Priority Collateral securing any ABL Claimholder’s claim, without regard to the existence of the Lien of the First Lien Agents on behalf of the First Lien Claimholders on the Collateral;

(ii) the payment of such expenses allowed in accordance with Section 6.06(a)(i); or

(iii) the payment of such interest and fees allowed in accordance with Section 6.06(a)(i) solely from Proceeds of ABL Priority Collateral;

provided that nothing contained in this Section 6.06(a) prohibits the Notes Agent, on behalf of the Note Claimholders, and the Additional First Lien Agent, on behalf of the Additional First Lien Claimholders, from seeking adequate protection (to the extent it has not already done so under other provisions of this Agreement) with respect to their rights in the Notes Priority Collateral in any Insolvency or Liquidation Proceeding if such Notes Priority Collateral is the source of payment of post-petition expenses payable to the ABL Agent or any ABL Claimholder.

(b) Neither the ABL Agent nor any other ABL Claimholder shall oppose or seek to challenge:

(i) any claim by the First Lien Agents or any First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien on the Notes Priority Collateral securing any First Lien Claimholder’s claim, without regard to the existence of the Lien of the ABL Agent on behalf of the ABL Claimholders on the Collateral;

(ii) the payment of such expenses allowed in accordance with Section 6.06(b)(i); or

(iii) the payment of such interest and fees allowed in accordance with Section 6.06(b)(i) solely from Proceeds of Notes Priority Collateral;

provided that nothing contained in this Section 6.06(b) prohibits the ABL Agent on behalf of the ABL Claimholders from seeking adequate protection (to the extent it has not already done so under other provisions of this Agreement) with respect to their rights in the ABL Priority Collateral in any Insolvency or Liquidation Proceeding if such ABL Priority Collateral is the source of payment of post-petition expenses payable to the First Lien Agents or any First Lien Claimholder.

Section 6.07 Separate Grants of Security and Separate Classification. Each First Lien Agent, on behalf of their respective First Lien Claimholders, and the ABL Agent on behalf of the ABL Claimholders, acknowledge and intend that: the grants of Liens pursuant to the ABL

Security Documents and the First Lien Security Documents constitute two or more separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the First Lien Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Claimholders and the First Lien Claimholders in respect of the Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Claimholders and the First Lien Claimholders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations and First Lien Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties for whom such Collateral is non-priority in accordance with Section 2.01 and Section 2.02), the ABL Claimholders or the First Lien Claimholders, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that is available from each pool of priority Collateral for each of the ABL Claimholders and the First Lien Claimholders, respectively, before any distribution is made from the applicable pool of priority Collateral in respect of the claims held by the other Secured Parties for whom such Collateral is non-priority, with such other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them from the applicable pool of priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.08 Asset Dispositions in an Insolvency or Liquidation Proceeding.

(a) Without limiting the ABL Agent’s and the ABL Claimholders’ rights under Section 3.01(b), neither the First Lien Agents nor any other First Lien Claimholder shall, in any Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any ABL Priority Collateral that is supported by the ABL Claimholders, and the First Lien Agents and each other First Lien Claimholder will be deemed to have irrevocably, absolutely, and unconditionally consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any ABL Priority Collateral supported by the ABL Claimholders and to have released their Liens on such assets; provided that to the extent the Proceeds of such Collateral are not applied to reduce ABL Obligations, the First Lien Agents shall retain a Lien on such Proceeds in accordance with the terms of this Agreement.

(b) Without limiting the First Lien Agents’ and the First Lien Claimholders’ rights under Section 3.02(b), neither the ABL Agent nor any other ABL Claimholder shall, in any Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any Notes Priority Collateral that is supported by the First Lien Claimholders and made subject to Section 3.03(d), and the ABL Agent and each other ABL Claimholder will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Notes Priority Collateral supported by the First Lien Claimholders and to have released their Liens on such assets; provided that to the extent the Proceeds of such Collateral are not applied to reduce

First Lien Obligations, the ABL Agent shall retain a Lien on such Proceeds in accordance with the terms of this Agreement; provided further that the ABL Agent’s and the ABL Claimholders’ rights under Sections 3.03 and 3.04 shall survive any such sale or disposition.

ARTICLE VII

RELIANCE; WAIVERS; ETC.

Section 7.01 Reliance. Other than any reliance on the terms of this Agreement, the ABL Agent, on behalf of the ABL Claimholders, acknowledges that it and the other ABL Claimholders have, independently and without reliance on the First Lien Agents or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into ABL Loan Documents and be bound by the terms of this Agreement, and they will continue to make their own credit decision in taking or not taking any action under the ABL Loan Documents or this Agreement. The Notes Agent, on behalf of the Note Claimholders, and each Additional First Lien Agent, on behalf of the related Series of Additional First Lien Claimholders, acknowledges that it and the other First Lien Claimholders have, independently and without reliance on the ABL Agent or any other ABL Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the other First Lien Documents and be bound by the terms of this Agreement, and they will continue to make their own credit decision in taking or not taking any action under the First Lien Documents or this Agreement.

Section 7.02 No Warranties or Liability. The ABL Agent, on behalf of the ABL Claimholders, acknowledges and agrees that each of the First Lien Agents and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the other First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the First Lien Agents and the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each First Lien Agent, on behalf of their respective First Lien Claimholders, acknowledges and agrees that the ABL Agent and the other ABL Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the other ABL Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the ABL Agent and the other ABL Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective ABL Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The First Lien Agents and the First Lien Claimholders shall have no duty to the ABL Agent or any of the ABL Claimholders, and the ABL Agent and the other ABL Claimholders shall have no duty to the First Lien Agents or any of the other First Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the ABL Loan Documents and the First Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

Section 7.03 No Waiver of Lien Priorities.

(a) No right of the Agents, the other ABL Claimholders or the other First Lien Claimholders to enforce any provision of this Agreement or any ABL Loan Document or First Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by such Agents, ABL Claimholders or First Lien Claimholders or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the ABL Loan Documents or any of the First Lien Documents, regardless of any knowledge thereof which the Agents or the ABL Claimholders or First Lien Claimholders, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the ABL Loan Documents and First Lien Documents and subject to the provisions of Sections 5.03(a), 5.03 (c), and, as applicable, 5.03(d)), the Agents, the other ABL Claimholders and the other First Lien Claimholders may, at any time and from time to time in accordance with the ABL Loan Documents and First Lien Documents and/or applicable law, without the consent of, or notice to, the other Agent or the ABL Claimholder or the First Lien Claimholders (as applicable), without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Agents or any rights or remedies under any of the ABL Loan Documents or the First Lien Documents;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Grantor or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and

(iv) exercise or delay in or refrain from exercising any right or remedy against any security or any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor.

Section 7.04 Obligations Unconditional. All rights, interests, agreements and obligations of the ABL Claimholders and the First Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any ABL Loan Documents or any First Lien Documents;

(b) except, in each case, as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or First Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any ABL Loan Document or any First Lien Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or First Lien Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the ABL Agent, the ABL Obligations, any ABL Claimholder, the First Lien Agents, the First Lien Obligations or any First Lien Claimholder in respect of this Agreement.

ARTICLE VIII

MISCELLANEOUS.

Section 8.01 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Loan Document or any First Lien Document, the provisions of this Agreement shall govern and control.

Section 8.02 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of Lien subordination (as opposed to an agreement of debt or claim subordination), and the ABL Claimholders and First Lien Claimholders may continue, at any time and without notice to the other Agent, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor in reliance hereon. Each of the Agents, on behalf the ABL Claimholders or the related Series of First Lien Claimholders, as applicable, hereby irrevocably, absolutely, and unconditionally waives any right any Claimholder may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Consistent with, but not in limitation of, the preceding sentence, each of the Agents, on behalf of the ABL Claimholders and the related Series of First

Lien Claimholders, as applicable, irrevocably acknowledges that this Agreement constitutes a “subordination agreement” within the meaning of both New York law and Section 510(a) of the Bankruptcy Code. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as applicable) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to the ABL Agent, the ABL Claimholders and the ABL Obligations, on the date of the Discharge of ABL Obligations, subject to the rights of the ABL Claimholders under Section 6.04; and

(b) with respect to the First Lien Agents, the First Lien Claimholders and the First Lien Obligations, on the date of the Discharge of First Lien Obligations, subject to the rights of the First Lien Claimholders under Section 6.04.

Section 8.03 Amendments; Waivers.

(a) No amendment, modification or waiver of any of the provisions of this Agreement by the First Lien Agents or the ABL Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected.

(b) So long as permitted by the ABL Loan Documents and the First Lien Documents then in effect, the Company may from time to time designate Indebtedness and other obligations as Additional First Lien Obligations hereunder by delivering to the ABL Agent and each First Lien Agent (i) a certificate signed by a Responsible Officer of the Company (A) identifying the Indebtedness and other obligations so designated and the aggregate principal amount or face amount thereof, (B) stating that such Indebtedness and other obligations are designated as Additional First Lien Obligations for purposes hereof, (C) representing that such designation of such Indebtedness and other obligations as Additional First Lien Obligations complies with the terms of the ABL Loan Documents and the First Lien Documents then outstanding and (D) specifying the name and address of the Additional First Lien Agent for such Indebtedness and other obligations and (ii) a fully executed Joinder (substantially in the form attached as Annex A). Each Agent agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Additional First Lien Agent identified in such Joinder shall act hereunder for the benefit of all Additional First Lien Claimholders under such Joinder, and each Agent agrees to the appointment, and acceptance of the appointment, of the Applicable First Lien Agent as agent for the holders of such Additional First Lien Obligations as set forth in each Joinder and agrees, on behalf of itself and each Claimholder it represents, to be bound by this Agreement.

Section 8.04 Information Concerning Financial Condition of the Company and Their Subsidiaries. The ABL Agent and the ABL Claimholders, on the one hand, and the First Lien Agents and the First Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Company Subsidiaries and all endorsers and/or guarantors and other Grantors of the ABL Obligations or the First Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the First Lien Obligations. Neither the ABL Claimholders, on the one hand, nor the First Lien Claimholders, on the other hand, shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the ABL Agent or any of the other ABL Claimholders, on the one hand, or the First Lien Agents or any of the other First Lien Claimholders, on the other hand, undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation, (i) to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation, or (iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.05 Subrogation.

(a) With respect to the value of any payments or distributions in cash, property or other assets that any of the First Lien Claimholders actually pays over to the ABL Agent or the ABL Claimholders under the terms of this Agreement, the First Lien Claimholders shall be subrogated to the rights of the ABL Claimholders; provided, however, that each First Lien Agent, on behalf of their respective First Lien Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of ABL Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the First Lien Claimholders that are paid over to the ABL Claimholders pursuant to this Agreement shall not reduce any of the First Lien Obligations. Notwithstanding the foregoing provisions of this Section 8.05(a), none of the First Lien Claimholders shall have any claim against any of the ABL Claimholders for any impairment of any subrogation rights herein granted to the First Lien Claimholders.

(b) With respect to the value of any payments or distributions in cash, property or other assets that any of the ABL Claimholders actually pays over to the First Lien Claimholders under the terms of this Agreement, the ABL Claimholders shall be subrogated to the rights of the First Lien Claimholders; provided, however, that the ABL Agent, on behalf of the ABL Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the ABL Claimholders that are paid over to the First Lien Claimholders pursuant to this Agreement shall not reduce any of the ABL Obligations. Notwithstanding the foregoing provisions of this Section 8.05(b), none of the ABL Claimholders shall have any claim against any of the First Lien Claimholders for any impairment of any subrogation rights herein granted to the ABL Claimholders.

Section 8.06 SUBMISSION TO JURISDICTION; WAIVERS.

(a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND ON BEHALF OF THE FIRST LIEN CLAIMHOLDERS (IN THE CASE OF THE FIRST LIEN AGENTS) AND THE ABL CLAIMHOLDERS (IN THE CASE OF THE ABL AGENT), IRREVOCABLY:

(i) AGREES THAT THE ONLY NECESSARY PARTIES TO ANY AND ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE THE PARTIES HERETO, EXCEPT WHERE IN ANY SUCH JUDICIAL PROCEEDING RELIEF (INCLUDING INJUNCTIVE RELIEF OR THE RECOVERY OF MONEY) IS BEING SOUGHT DIRECTLY AGAINST OR FROM A PERSON THAT IS NOT A PARTY AND EXCEPT THAT, IN ANY SUCH JUDICIAL PROCEEDINGS BETWEEN THE FIRST LIEN AGENTS AND THE ABL AGENT THAT DOES NOT SEEK ANY RELIEF AGAINST OR FROM THE COMPANY, HOLDINGS OR ANY OF THE COMPANY SUBSIDIARIES, THE COMPANY, HOLDINGS AND THE COMPANY SUBSIDIARIES SHALL NOT BE NECESSARY PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND CONSISTENT WITH THE PROVISIONS OF SECTIONS 8.14 AND 8.17, NONE OF THE ABL CLAIMHOLDERS (OTHER THAN THE ABL AGENT) OR THE FIRST LIEN CLAIMHOLDERS (OTHER THAN THE FIRST LIEN AGENTS) SHALL BE NECESSARY OR OTHERWISE APPROPRIATE PARTIES TO ANY SUCH JUDICIAL PROCEEDINGS, UNLESS IN SUCH JUDICIAL PROCEEDING SUMS ARE BEING SOUGHT TO BE RECOVERED DIRECTLY FROM SUCH PERSONS, INCLUDING PURSUANT TO SECTION 4.02.

(ii) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(iii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(iv) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PERSON (AND IN THE CASE OF A PARTY, AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.07);

(v) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iv) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PERSON IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND

(vi) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE ABL LOAN DOCUMENTS OR ANY OF THE FIRST LIEN DOCUMENTS.

(b) EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE ABL LOAN DOCUMENTS AND THE FIRST LIEN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.06.

Section 8.07 Notices. All notices permitted or required under this Agreement need be sent only to the First Lien Agents and the ABL Agent, as applicable, in order to be effective and otherwise binding on any applicable Claimholder. If any notice is sent for whatever reason to the other First Lien Claimholders or the ABL Claimholders, such notice shall also be sent to the applicable Agent. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, e-mailed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by overnight courier service and signed for against receipt thereof, upon receipt of telefacsimile or e-mail during normal business hours, or three Business Days after depositing it in the United States certified mails (return receipt requested) with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 8.08 Further Assurances. The ABL Agent, on behalf of the ABL Claimholders, and each First Lien Agent, on behalf of their respective First Lien Claimholders, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the ABL Agent or the First Lien Agents may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

Section 8.09 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8.10 Specific Performance. Each of the ABL Agent and the First Lien Agents may demand specific performance of this Agreement. The ABL Agent, on behalf of itself and the ABL Claimholders, and each First Lien Agent, on behalf of itself and its respective First Lien Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the ABL Agent or the other ABL Claimholders or the First Lien Agents or the other First Lien Claimholders, as applicable. Without limiting the generality of the foregoing or of the other provisions of this Agreement, in seeking specific performance in any Insolvency or Liquidation Proceeding, an Agent may seek such relief as if it were the “holder” of the claims of the other Agent’s Claimholders under Section 1126(a) of the Bankruptcy Code or otherwise had been granted an irrevocable power of attorney by the other Agent’s Claimholders.

Section 8.11 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 8.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

Section 8.13 Authorization. By its signature, each party hereto represents and warrants to the other parties hereto that the individual signing this Agreement on its behalf is duly authorized to execute this Agreement. The Notes Agent hereby represents that it is authorized to, and by its signature hereon does, bind the other Note Claimholders to the terms of this Agreement. The ABL Agent hereby represents that it is authorized to, and by its signature hereon does, bind the other ABL Claimholders to the terms of this Agreement. The Initial Additional First Lien Agent hereby represents that it is authorized to, and by its signature hereon does, bind the other related Series of Additional First Lien Claimholders to the terms of this Agreement.

Section 8.14 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of (and shall be binding upon) each of the Agents, the other ABL Claimholders and the other First Lien Claimholders and their respective successors and assigns. Without limiting the generality of the foregoing, each of the Indenture, each Additional First Lien Agreement and the amendments to ABL Security Documents shall expressly refer to this Agreement and acknowledge that its provisions shall be binding on the First Lien Agents, and the other First Lien Claimholders (and their respective successors and assigns) and on the ABL Agent and the other ABL Claimholders (and their respective successors and assigns), as applicable, and, in any event, this Agreement shall be binding on the Agents, the other ABL Claimholders, and the other First Lien Claimholders and their respective successors and assigns as if its provisions were set forth in their entirety in the ABL Credit Agreement, the Indenture and each Additional First Lien Agreement.

Section 8.15 Provisions Solely to Define Relative Rights. The provisions of this Agreement (other Section 8.03(b)) are and are intended solely for the purpose of defining the relative rights of the ABL Claimholders on the one hand and the First Lien Claimholders on the other hand. No Grantor or any other creditor thereof shall have any rights hereunder, and no Grantor may rely on the terms hereof, except that the Company may enforce Section 8.03(b). Nothing in this Agreement is intended to or shall impair as between the Grantors and the ABL Agent and the other ABL Claimholders, or as between the Grantors and the First Lien Agents and the other First Lien Claimholders, the obligations of any Grantor, which are absolute and unconditional, to pay principal, interest, fees and other amounts as provided in the other ABL Loan Documents and the other First Lien Documents, respectively, including as and when the same shall become due and payable in accordance with their terms.

Section 8.16 Marshalling of Assets. Each First Lien Notes Agent, on behalf of its Series of First Lien Claimholders, hereby irrevocably, absolutely, and unconditionally waives any and all rights or powers any First Lien Claimholder may have at any time under applicable law or otherwise to have the ABL Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the ABL Agent’s Liens. The ABL Agent, on behalf of the ABL Claimholders, hereby waives irrevocably, absolutely, and unconditionally any and all rights any ABL Claimholder may have at any time under applicable law or otherwise to have the Notes Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the First Lien Agents’ Liens.

Section 8.17 Exclusive Means of Exercising Rights under this Agreement. The Note Claimholders shall be deemed to have irrevocably appointed the Notes Agent, the ABL Claimholders shall be deemed to have irrevocably appointed the ABL Agent and each Series of Additional First Lien Claimholders shall be deemed to have irrevocably appointed the related Additional First Lien Agent, as their respective and exclusive agents hereunder. Consistent with such appointment, the First Lien Claimholders and the ABL Claimholders further shall be deemed to have agreed that only their respective Agent (and not any individual Claimholder or group of Claimholders) shall have the exclusive right to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement) or the Collateral; provided, that (i) ABL Claimholders holding Obligations in respect of Hedging Agreements may exercise customary netting rights with respect thereto, (ii) cash collateral may be held pursuant to the terms of the ABL Loan Documents (including any relating to Hedging Agreements) and any such individual ABL Claimholder may act against such Collateral, and (iii) ABL Claimholders may exercise customary rights of setoff against depository or other accounts maintained with them. Specifically, but without limiting the generality of the foregoing, each Noteholder, each holder of Additional First Lien Obligations, group of Noteholders or group of holders of Additional First Lien Obligations, and each ABL Lender or group of ABL Lenders, shall not be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement) or otherwise in relation to the Collateral, except solely as provided in the proviso in the preceding sentence.

Section 8.18 Interpretation. This Agreement is a product of negotiations among representatives of, and has been reviewed by counsel to, the Notes Agent, the ABL Agent, the Initial Additional First Lien Agent, the Company, and the Company Subsidiaries and is the product of those Persons on behalf of themselves and the First Lien Claimholders (in the case of the Notes Agent and the Initial Additional First Lien Agent) and the ABL Claimholders (in the case of the ABL Claimholders). Accordingly, this Agreement’s provisions shall not be construed against, or in favor of, any party or other Person merely by virtue of that party or other Person’s involvement, or lack of involvement, in the preparation of this Agreement and of any of its specific provisions.

Section 8.19 Capacity of Notes Agent. The Bank of New York Mellon Trust Company, N.A. is entering into this Agreement in its separate capacity as Trustee and collateral agent under the Indenture and the rights, powers, privileges and protections afforded to it in such capacity under the Indenture shall also apply to The Bank of New York Mellon Trust Company, N.A. as the Notes Agent hereunder. The Note Claimholders have expressly authorized and instructed the Notes Agent to execute and deliver this Agreement.

Section 8.20 Termination. This Agreement shall terminate and be of no further force and effect upon the Discharge of the ABL Obligations or upon the Discharge of the First Lien Obligations, subject to the rights of the ABL Claimholders and the First Lien Claimholders, as applicable, under Section 6.04.

Section 8.21 Certain Additional First Lien Agents.

(a) Notwithstanding anything to the contrary herein contained, including without limitation Section 8.03(b), the Initial Additional First Lien Agent shall, by its signature below, become an “Additional First Lien Agent” hereunder, and the related Series of Additional First Lien Obligations and Additional First Lien Claimholders shall be subject to and bound by the terms of this Agreement. The Initial Additional First Lien Agent, on its behalf and on behalf of the related Additional First Lien Claimholders, hereby agrees to all the terms and provisions of the Agreement applicable to them as an “Additional First Lien Agent” and “Additional First Lien Claimholders”, respectively, hereunder. Each reference to an “Additional First Lien Agent” in the Agreement shall be deemed to include the Initial Additional First Lien Agent.

(b) The Initial Additional First Lien Agent represents and warrants to each other Agent and the Claimholders that (a) it has full power and authority to enter into this Agreement, in its capacity as agent and (b) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally (regardless of whether enforcement is considered in a proceeding at law or in equity) and subject to general principles of equity.

(c) All communications and notices under this Agreement to the Initial Additional First Lien Agent shall be given to it at its address set forth below its signature, or to such other address as such Person may hereafter specify.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

ABL Agent:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as ABL Agent

By:
	Name:	Bryan J. Matthews
	Title:	Authorized Signatory

Notice Address:

Credit Suisse Eleven Madison Avenue New York, NY 10010 Attention: Agency Group Fax No.: (212) 325-8304

Jeremy Roberts Stern Authorized Signatory

Signature page to ABL Intercreditor Agreement

Notes Agent:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity, but solely in its capacity as Trustee and collateral agent under the Indenture and collateral agent under the Note Documents, as Notes Agent

By:
Name:	Julie Hoffman-Ramos
Title:	Vice President

Notice Address:
The Bank of New York Mellon Trust Company,
N.A.
10161 Centurion Parkway North Jacksonville, FL 32256 Fax No.: (904) 645-1921[1]

[1]	Note to draft: Confirm notice address.

Signature page to ABL Intercreditor Agreement

Additional First Lien Agent:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Additional First Lien Agent

By:
Name:	Bryan J. Matthews
Title:	Authorized Signatory

Address for Notices:
Credit Suisse Eleven Madison Avenue New York, NY 10010 Attention: Agency Group Fax No.: (212) 325-8304

Jeremy Roberts Stern
Authorized Signatory

Signature page to ABL Intercreditor Agreement

Acknowledged and Agreed to by:
Company:

CLAIRE’S STORES, INC.

By:
Name:	Ron Marshall
Title:	Chief Executive Officer

Notice Address:

Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

Holdings:

CLAIRE’S INC.

By:
Name:	Ron Marshall
Title:	Chief Executive Officer

Notice Address: Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

Signature page to ABL Intercreditor Agreement

Company Subsidiaries:

BMS DISTRIBUTING CORP.

By:
Name:	Ron Marshall
Title:	Director

Notice Address:

Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

Signature page to ABL Intercreditor Agreement

CBI DISTRIBUTING CORP.

By:
Name:	Ron Marshall
Title:	Director

Notice Address:

Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

CLAIRE’S BOUTIQUES, INC.

By:
Name:	Ron Marshall
Title:	Director

Notice Address:

Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

CLAIRE’S CANADA CORP.

By:
Name:	Ron Marshall
Title:	Director

Notice Address:

Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

Signature page to ABL Intercreditor Agreement

CLAIRE’S PUERTO RICO CORP.

By:
Name:	Ron Marshall
Title:	Director

Notice Address:

Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

CSI CANADA LLC

By:
Name:	Stephen Sernett
Title:	Secretary

Notice Address:

Claire’s Stores, Inc. 3 SW 129th Avenue Suite 400 Attention: Ron Marshall, Chief Executive Officer Pembroke Pines, FL 33027 Fax No.: (954) 433-3999

Signature page to ABL Intercreditor Agreement

Annex A

To: the ABL Agent, the Notes Agent and each Additional First Lien Agent under the Intercreditor Agreement (in each case, as such terms are defined below)

This JOINDER (this “Joinder”) dated as of [        ], 20[        ] to the Intercreditor Agreement, dated as of September 20, 2016 (as amended, restated, renewed, extended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among CREDIT SUISSE AG, as ABL Agent for the ABL Claimholders (as defined below) (in such capacity and together with its successors in such capacity, the “ABL Agent”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Notes Agent for the Note Claimholders (as defined below) (in such capacity and together with its successors in such capacity, the “Notes Agent”), each Grantor party thereto and each Additional First Lien Agent from time to time party thereto, is entered into by the undersigned Additional First Lien Agent on behalf of the Series of Additional First Lien Obligations referred to below.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Pursuant to Section [                    ] of the Intercreditor Agreement in order to create a Series of Additional First Lien Obligations, the undersigned Additional First Lien Agent (the “New Additional First Lien Agent”) is executing this Joinder as Additional First Lien Agent on behalf of the Series of Additional First Lien Claimholders it represents with respect to such Additional First Lien Obligations under the Intercreditor Agreement.

C. Pursuant to the terms of the Intercreditor Agreement, [the Grantors have entered into an Additional First Lien Agreement under which the Grantors have incurred Additional First Lien Obligations. [Describe material terms of Additional First Lien Obligations.]]

D. In consideration of the mutual agreements contained in the Intercreditor Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Additional First Lien Agent, on behalf of the Series of Additional First Lien Claimholders it represents, hereby agrees as follows.

i. In accordance with the Intercreditor Agreement, (a) the New Additional First Lien Agent by its signature below becomes an Additional First Lien Agent, under, and the related [Series of Additional First Lien Obligations and Additional First Lien Claimholders] become subject to and bound by, the Intercreditor Agreement with the same force and effect as if originally named therein as an Additional First Lien Agent, and (b) the New Additional First Lien Agent, on its behalf and on behalf of such [Additional First Lien Claimholders], hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to them as an Additional First Lien Agent and Additional First Lien Claimholders, respectively, thereunder. Each reference to an “Additional First Lien Agent” in the Intercreditor Agreement shall be deemed to include the New Additional First Lien Agent. The Intercreditor Agreement is hereby incorporated herein by reference.

ii. The New Additional First Lien Agent represents and warrants to each Agent and the Claimholders that (a) it has full power and authority to enter into this Joinder, in its capacity

Signature page to ABL Intercreditor Agreement

as [agent] [trustee], (b) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally (regardless of whether enforcement is considered in a proceeding at law or in equity) and subject to general principles of equity and (c) the Additional First Lien Agreement relating to such Additional First Lien Obligations provide that, upon the New Additional First Lien Agent’s entry into this Joinder, the [holders] [lenders] of such Additional First Lien Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as Additional First Lien Claimholders.

iii. This Joinder shall become effective when the ABL Agent and the Applicable First Lien Agent shall have received a counterpart of this Joinder that bears the signatures of the New Additional First Lien Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or e-mail shall be effective as delivery of a manually signed counterpart of this Joinder.

iv. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

v. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

vi. Any provision of this Joinder held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

vii. All communications and notices hereunder and under the Intercreditor Agreement to the New Additional First Lien Agent shall be given to it at its address set forth below, or to such other address as such New Additional First Lien Agent may hereafter specify.

[Signature pages follow.]

IN WITNESS WHEREOF, the New Additional First Lien Agent has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW ADDITIONAL FIRST LIEN
AGENT],
as Additional First Lien Agent

by
Name:
Title:

Address for Notices:

with a copy to: